              As filed with the Securities and Exchange Commission
                              on February 27, 1998

                            Registration No. 33-51126

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.  ___                                        [ ]
     Post-Effective Amendment No.  9                                         [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 10                                                        [X]

                        (Check appropriate box or boxes)

        Separate Account II of National Integrity Life Insurance Company
                           (Exact Name of Registrant)

                    National Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
     (Address of Depositor's Principal Executive Offices)     (Zip Code)
     Depositor's Telephone Number, including Area Code  (502) 582-7900

                                  John McGeeney
                    National Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky  40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

  / /  immediately upon filing pursuant to paragraph (b) of Rule 485

  / /  on (date) pursuant to paragraph (b) of Rule 485

  / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  /X/  on  May 1, 1998 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

  / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE SHEET - PINNACLE (VERSION III)

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information Required By Form N-4

PART A:  INFORMATION REQUIRED IN PROSPECTUS - PINNACLE (VERSION III)

Form N-4 Item No.                   Location in Prospectus

 1.   Cover Page                     Cover Page

 2.   Definitions                    Part I, Section 1 - Summary

 3.   Synopsis                       Part I, Section 1 - Summary, Table of
                                     Annual Fees and Expenses, Examples

 4.  Condensed Financial             Part I, Section 1 - Summary --
     Information                     Financial Information

 5.   General Description of         Part I, Section 2 - National
      Registrant and                 Integrity and Separate Insurance
                                     Company Account II;  Part I,
                                     Section 3 - Your Investment Options;
                                     Part II, Section 1 - The Select Ten Plus
                                     Division of Separate Account II

 6.   Management                     Part II, Section 2 - Management of the
                                     Select Ten Plus Division of Separate
                                     Account II

 7.   Deductions and Expenses        Part I, Section 4 - Deductions and
                                     Charges

 8.   General Description of         Part I, Section 5 - Terms of
      Variable Annuity               Your Variable Annuity
      Contracts

 9.   Annuity Period                 Part I, Section 5 - Terms of Your
                                     Variable Annuity

10.  Death Benefit                   Part I, Section 5 - Terms of Your
                                     Variable Annuity

11.  Purchases and Contract Value    Part I, Section 5 - Terms of Your
                                     Variable Annuity

12.  Redemptions                     Part I, Section 5 - Terms of Your
                                     Variable Annuity

13.  Taxes                           Part I, Section 7 - Tax Aspects of the
                                     Contracts

14.  Legal Proceedings               Not Applicable

15.  Table of Contents of the        SAI Table of Contents
     Statement of Additional
     Information

PART B: INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION - PINNACLE (VERSION III)

Form N-4 Item No.                    Location in Statement of Additional
                                     Information

16.  Cover Page                      Cover Page

17.  Table of Contents               Cover Page

18.  General Information and         Part 1 - National Integrity
     History and Custodian

19.  Investment Objectives and       Part 3 - Investment Restrictions and
     Policies                        Policies of the Select Ten Plus
                                     Division of Separate Account II

20.  Management                      Part 4 - Management of the Select Ten
                                     Plus Division of Separate Account II

21.  Investment Advisory and         Part 4 - Management of the Select
     Other Services                  Ten Plus Division of Separate
                                     Account II

22.  Brokerage Allocation            Part 5 - Portfolio Transactions and
                                     Brokerage

23.  Purchase and Pricing of         Part 2 - Distribution of the Contracts;
     Securities Being Offered        Part 7 - Determination of Accumulation
                                     Unit Values

24.  Underwriters                    Part 2 - Distribution of the Contracts

25.  Calculation of Performance      Part 6 - Performance Information
     Data

26.  Annuity Payments                Part 8 - Determination of Annuity Unit
                                     Values

27.  Financial Statements            Part 9 - Financial Statements

Prospectus                   PINNACLE (VERSION III)
                       FLEXIBLE PREMIUM VARIABLE ANNUITY
            issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (CONTRACTS) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. The contracts are funded by Separate Account II. Contributions under the contracts may be allocated to the various available investment divisions of Separate Account II (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to fixed rate Guaranteed Rate Options (GROS), or both.


Contributions to the Variable Account Options of Separate Account II, except those to the Select Ten Plus Division of Separate Account II (DIVISION), are invested in shares of corresponding portfolios of the following list of Funds or Insurance Trust Funds (FUNDS): BT Insurance Funds Trust (BT FUNDS TRUST); Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III), part of the Fidelity Investments-Registered Trademark- group of companies (collectively, FIDELITY'S VIP FUNDS); The Legends Fund, Inc. (LEGENDS FUND); Janus Aspen Series; J.P. Morgan Series Trust II (J.P. MORGAN SERIES); and Morgan Stanley Universal Funds, Inc. (MORGAN STANLEY UNIVERSAL FUNDS). The values allocated to the Options reflect the investment performance of the Funds' Portfolios. Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the BT Funds Trust. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Integrity Capital Advisors, Inc., a member of the ARM Financial Group, is the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series. Morgan Stanley Asset Management Inc. serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP serves as investment adviser. The prospectuses for the Funds describe the investment objectives, policies and risks of each of the Funds' portfolios. There are 21 Variable Account Options, other than the Division, available under Separate Account II:


                                 BT FUNDS TRUST
                   EAFE-Registered Trademark- Equity Index Fund
                              Equity 500 Index Fund
                               Small Cap Index Fund

                               FIDELITY'S VIP FUNDS
                           VIP Equity-Income Portfolio
                           VIP II Contrafund Portfolio
                        VIP III Growth & Income Portfolio
                      VIP III Growth Opportunities Portfolio

                               JANUS ASPEN SERIES
                  Janus Aspen Capital Appreciation Portfolio
                       Janus Aspen Balanced Portfolio
                   Janus Aspen Worldwide Growth Portfolio
                     Janus Aspen Money Market Portfolio

                              J.P. MORGAN SERIES
               J.P. Morgan International Opportunities Portfolio
                          J.P. Morgan Bond Portfolio

                                 LEGENDS FUND
              Harris Bretall Sullivan & Smith Equity Growth Portfolio
                       Zweig Asset Allocation Portfolio
                      Zweig Equity (Small Cap) Portfolio
                       Scudder Kemper Value Portfolio

                       MORGAN STANLEY UNIVERSAL FUNDS
                    Morgan Stanley Asian Equity Portfolio
                Morgan Stanley Emerging Markets Debt Portfolio
                    Morgan Stanley High Yield Portfolio
                 Morgan Stanley U.S. Real Estate Portfolio


THERE CAN BE NO ASSURANCE THAT THE JANUS MONEY MARKET PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


The Division invests directly in securities. Part I of this prospectus describes the contract and provides background information regarding Separate Account II. Part II of this prospectus (beginning on page ___) provides information regarding the investment activities of the Division, including its investment policies.


Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (MARKET VALUE ADJUSTMENT) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may be applicable, which may invade principal.


This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current Fund prospectuses, which you should also read.


For further information and assistance, you should contact our Administrative Office at National Integrity Life Insurance Company, 200 Park Avenue, 20th Floor, New York, New York 10166. You may also call the following toll-free number: 1-800-433-1778.


Registration statements relating to the contracts, which include a Statement of Additional Information (SAI) dated May 1, 1998, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.


THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS

PART I                                                                     PAGE

SECTION 1 - SUMMARY


Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . . .  1
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . . .  1
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . . . .  2
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . . .  3
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . . .  4
Financial Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8


SECTION 2 - NATIONAL INTEGRITY AND SEPARATE ACCOUNT II


National Integrity Life Insurance Company. . . . . . . . . . . . . . . . . .  9
Separate Account II and the Variable Account Options . . . . . . . . . . . .  9
Assets of Separate Account II. . . . . . . . . . . . . . . . . . . . . . . .  9
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . . .  9

SECTION 3 - YOUR INVESTMENT OPTIONS

The Legends Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   The Legends Fund's Investment Adviser and Sub-Advisers. . . . . . . . . . 10
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . 11
BT Insurance Funds Trust . . . . . . . . . . . . . . . . . . . . . . . . . . 11
   The Bankers Trust Funds' Investment Adviser . . . . . . . . . . . . . . . 12
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . 12
Fidelity Variable Insurance Products Funds . . . . . . . . . . . . . . . . . 14
   Fidelity's VIP Funds' Investment Adviser. . . . . . . . . . . . . . . . . 14
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . 15
Janus Aspen Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   Janus Aspen Series' Investment Adviser. . . . . . . . . . . . . . . . . . 16
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . 16
J.P. Morgan Series Trust II. . . . . . . . . . . . . . . . . . . . . . . . . 17
   The J.P. Morgan Series' Investment Adviser. . . . . . . . . . . . . . . . 17
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . 17
Morgan Stanley Universal Funds, Inc. . . . . . . . . . . . . . . . . . . . . 18
   The Morgan Stanley Universal Funds' Investment Advisers . . . . . . . . . 18
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . 19
The Select Ten Plus Division of Separate Account II.20 . . . . . . . . . . .
Guaranteed Rate Options. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Renewals of GRO Accounts. . . . . . . . . . . . . . . . . . . . . . . . . 21
   Market Value Adjustments. . . . . . . . . . . . . . . . . . . . . . . . . 21


PART SECTION 4 - DEDUCTIONS AND CHARGES


Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . . 22


                                                                           PAGE

Fund and Division Charges. . . . . . . . . . . . . . . . . . . . . . . . . . 22
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . . . 22
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . . . 22
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24


PART SECTION 5 - TERMS OF PINNACLE VARIABLE ANNUITY


Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . . . 24
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Your Purchase of Units in Separate Account II. . . . . . . . . . . . . . . . 24
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . . . 25
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . . . 27
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . . . 29


SECTION 6 - VOTING RIGHTS


Fund Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . . . . 29
How Fund Shares Are Voted. . . . . . . . . . . . . . . . . . . . . . . . . . 29
How Select Ten Plus Division Interests Are Voted . . . . . . . . . . . . . . 30
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . . . 30


SECTION 7 - TAX ASPECTS OF THE CONTRACTS


Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Tax Status of National Integrity . . . . . . . . . . . . . . . . . . . . . . 30
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . . . 30
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . . . 31
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . . . 31
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . . . 32
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . . . 32
   Individual Retirement Annuities . . . . . . . . . . . . . . . . . . . . . 33
   Tax-Sheltered Annuities . . . . . . . . . . . . . . . . . . . . . . . . . 33
   Simplified Employee Pensions. . . . . . . . . . . . . . . . . . . . . . . 33
   Corporate and Self-Employed (H.R. 10 and Keogh) Pension
     and Profit Sharing Plans. . . . . . . . . . . . . . . . . . . . . . . . 33
   Deferred Compensation Plans of State and Local Governments
     and Tax-Exempt Organizations. . . . . . . . . . . . . . . . . . . . . . 33
Distributions Under Tax-Favored Retirement Programs. . . . . . . . . . . . . 33
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . . 34
Impact of Taxes on National Integrity. . . . . . . . . . . . . . . . . . . . 34
Transfers Among Investment Options   . . . . . . . . . . . . . . . . . . . . 34


                                                                           PAGE
SECTION 8 - ADDITIONAL INFORMATION


Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . . . 35
Asset Allocation and Rebalancing Program . . . . . . . . . . . . . . . . . . 35
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . 36



PART II

SECTION 1 - THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II

The Division . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Investment Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . . . 38
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 39



SECTION 2 - MANAGEMENT OF THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II

Board of Managers of the Division. . . . . . . . . . . . . . . . . . . . . . 40
The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
The Sub-Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40



APPENDIX A  -  ILLUSTRATION OF A MARKET VALUE ADJUSTMENT . . . . . . . . . . 41


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS


Part 1 -   National Integrity and Custodian
Part 2 -   Distribution of the Contracts
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Division of Separate Account II
Part 4 -   Management of the Select Ten Plus Division of Separate Account II
Part 5 -   Portfolio Transactions and Brokerage
Part 6 -   Performance Information
Part 7 -   Determination of Accumulation Unit Values
Part 8 -   Determination of Annuity Unit Values
Part 9 -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
200 Park Avenue, 20th Floor
New York, New York 10166
ATTN: Request for SAI of Separate Account II (Pinnacle) and The Select Ten Plus Division of Separate Account II
Name:______________________________________

Address: __________________________________

City: ____________ State:____ Zip:_________

                                     PART I


SECTION 1 -- SUMMARY


YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, WE, OUR and US mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company (INTEGRITY) and an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.


You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, YOU and YOUR mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the contract rights are shared with the Owner. Contract changes or any transactions allowed under the contract require both signatures. The rules governing distribution at death apply when the first Owner dies. See Section 7, "Distribution-at-Death Rules."

Your retirement or endowment date (RETIREMENT DATE) will be no later than your 90th birthday or earlier if required by law, unless you notify us of a different date.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part I, Section 5.


Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part I, Section 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part I, Section 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part I, Section 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the GROs, or both. The Variable Account Options and the GROs are together referred to as the INVESTMENT OPTIONS. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part I,
Section 5.  To select Investment Options most suitable for you, see Part I,
Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options, except the Division, invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of a Fund, see each Fund's prospectus and the Fund's Statement of Additional Information. The Division invests directly in securities. For a full description of the Division, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under the GROs plus your values in the Variable Account Options is referred to as the ACCOUNT VALUE. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

TRANSFERS

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part I,
Section 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See "Transfers" in Part I, Section 5. Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options. See "Dollar Cost Averaging" and "Customized Asset Rebalancing" in Part I, Section 8.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part I, Section 4, "Deductions and Charges."


A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option. See Part I,
Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the BT Funds Trust, Bankers Trust Company (BANKERS TRUST) receives fees from the EAFE-Registered Trademark-Equity Index Fund, the Equity 500 Index Fund, and the Small Cap Index Fund (each a BT FUND and together BT FUNDS) based on the net assets of each Fund after waivers at a rate of .34% for the EAFE-Registered Trademark- Equity Index Fund, .11% for the Equity 500 Index Fund, and .22% for the Small Cap Index Fund. The expenses reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses.

For providing investment management services to the Portfolios of the Legends Fund and to the Division, Integrity Capital Advisors, Inc. (INTEGRITY CAPITAL ADVISORS), the investment adviser of the Legends Fund and the Division, receives fees ranging from an annual rate of .40% to 1.05% of the average net assets of the Portfolios and the Division.

For providing investment management services to the Portfolios of Fidelity's VIP Funds, Fidelity Management and Research Company (FMR) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios of Fidelity's VIP Funds paid advisory fees in 1996 was .61% of average net assets.

For providing investment management services to the Portfolios of the Janus Aspen Series, Janus Capital Corporation (JANUS) receives fees from the Portfolios based on the net assets of each Portfolio. The highest annual rate at which any of the Janus Portfolios paid advisory fees in 1997 was .76% of
average net assets.   Please see Table of Annual Fees and Expenses for rates
associated with specific Portfolios.

For providing investment management services to the J.P. Morgan Series, J.P. Morgan Investment Management Inc. (JPMIM) receives fees based on the net assets of the Portfolios at a rate of .30% from the J.P. Morgan Bond Portfolio and
 .60% from the J.P. Morgan International Opportunities Portfolio.

For providing investment management services to the Morgan Stanley Universal Funds, Morgan Stanley Asset Management Inc. (MSAM) receives fees from the Portfolios at an annual rate of up to .80% for the Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, and Morgan Stanley U.S. Real Estate Portfolios. Miller Anderson & Sherrerd, LLP (MAS) serves as investment adviser to the Morgan Stanley High Yield Portfolio and receives fees at an annual rate of up to .50% of the Portfolio's average net assets.

For providing investment management services to the Division, Integrity Capital Advisors will receive a monthly fee based on an annual rate of .50% of the Division's average daily net assets up to $100 million and .40% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisors will pay a portion of those fees to Bankers Trust Global Asset Management Services for its services under the sub-advisory agreement at an annual rate of .25% of the Division's average daily net assets up to $100 million and .15% of the Division's average daily net assets in excess of $100 million.


A Fund's and the Division's advisory fees cannot be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below and the discussions relating to the various investment advisers and sub-advisers in
Part I, Section 3.


If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part I, Section 4.


When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. Under certain circumstances, the contingent withdrawal charge and market value adjustment may be waived. See "Withdrawals" below and "Guaranteed Rate Options" in Part I, Section 3.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A sales charge of up to 7% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part I, Section 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part I, Section 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

The FREE WITHDRAWAL AMOUNT is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to any of the GROs, we will refund to you the amount of your contributions.

TABLE OF ANNUAL FEES AND EXPENSES


CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load on Purchases . . . . . . . . . .            $0
   Deferred Sales Load (1) . . . . . . . . . .    7% Maximum
   Exchange Fee (2). . . . . . . . . . . . . .            $0
   Annual Administrative Charge (3). . . . . .           $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (4)


   Mortality and Expense Risk Fees . . . . . . . . .    1.20%
   Administrative Expenses . . . . . . . . . . . . .     .15%
   Total Separate Account Annual Expenses. . . . . .    1.35%

FUND ANNUAL EXPENSES AFTER WAIVERS/REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       MANAGEMENT            OTHER        TOTAL ANNUAL
PORTFOLIO                                               FEES(5)            EXPENSES         EXPENSES
---------                                              ----------          --------       ------------
EAFE-Registered Trademark- Equity Index . . . . . .    0.34%(6)(7)        0.31%(6)(7)     0.65%(6)(7)
Equity 500 Index  . . . . . . . . . . . . . . . . .    0.11%(6)(7)        0.19%(6)(7)     0.30%(6)(7)
Small Cap Index . . . . . . . . . . . . . . . . . .    0.22%(6)(7)        0.23%(6)(7)     0.45%(6)(7)
VIP Equity-Income . . . . . . . . . . . . . . . . .    0.50%              0.08%           0.58%(8)
VIP II Contrafund . . . . . . . . . . . . . . . . .    0.60%              0.11%           0.71%(8)
VIP III Growth & Income . . . . . . . . . . . . . .    0.49%              0.21%           0.70%
VIP III Growth Opportunities  . . . . . . . . . . .    0.60%              0.14%           0.74%(8)
Harris Bretall Sullivan & Smith Equity Growth . . .    0.65%              0.38%           1.03%(9)
Scudder Kemper Value  . . . . . . . . . . . . . . .    0.65%              0.40%           1.05%(9)
Zweig Asset Allocation  . . . . . . . . . . . . . .    0.90%              0.38%           1.28%(9)
Zweig Equity (Small Cap)  . . . . . . . . . . . . .    1.05%              0.50%           1.55%(9)
Janus Aspen Capital Appreciation  . . . . . . . . .    0.23%(10)          1.03%(10)       1.26%(10)
Janus Aspen Balanced  . . . . . . . . . . . . . . .    0.76%(10)          0.07%(10)       0.83%(10)
Janus Aspen Worldwide Growth  . . . . . . . . . . .    0.66%(10)          0.08%(10)       0.74%(10)
Janus Aspen Money Market  . . . . . . . . . . . . .    0.22%(10)          0.28%(10)       0.50%(10)
J.P. Morgan International Opportunities . . . . . .    0.60%              0.60%           1.20%(11)
J.P. Morgan Bond  . . . . . . . . . . . . . . . . .    0.30%              0.45%           0.75%(11)
Morgan Stanley Asian Equity . . . . . . . . . . . .    0.00%(12)          1.20%(12)       1.20%(12)
Morgan Stanley Emerging Markets Debt  . . . . . . .    0.00%(12)          1.30%(12)       1.30%(12)
Morgan Stanley High Yield . . . . . . . . . . . . .    0.00%(12)          0.80%(12)       0.80%(12)
Morgan Stanley U.S. Real Estate . . . . . . . . . .    0.00%(12)          1.10%(12)       1.10%(12)


THE SELECT TEN PLUS DIVISION ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                  MANAGEMENT AND
        ASSETS                    ADVISORY FEES      OTHER EXPENSES   TOTAL ANNUAL EXPENSES(13)
--------------------------        --------------     --------------   -------------------------
$0 to $100 million                    .50%                .10%                .60%
in excess of $100 million             .40%                .10%                .50%

-------------------------

(1) See  "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year less withdrawals during the current contract year, without assessment of any withdrawal charge.


(2) After the first twelve transfers during a contract year, National Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging or customized asset rebalancing. See "Deductions and Charges -Transfer Charge" in Part I, Section 4.


(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in Part I, Section 4.


(4) See "Deductions and Charges - Separate Account Charges" in Part I,
Section 4.


(5) The stated management fee is the highest applicable rate, or, with respect to the Janus Portfolios is for the year ended December 31, 1997. The fee for certain portfolios may be reduced as assets increase. See Part I,
Section 3 - Your Investment Options for the applicable fee rates for particular portfolios.

(6) Estimated.

(7) The fees and expenses in the table show the costs that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its management fee with respect to each Fund. Without such waiver, each Fund's management fee would be equal to the following: EAFE Equity Index - 0.45%; Equity 500 Index - 0.20% and Small Cap Index - 0.35%. The expense table reflects a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total annual expenses of the Fund for the fiscal year will not exceed the following percentages of the Funds' average daily net assets; EAFE Equity Index - 0.65%; Equity 500 Index -0.30% and Small Cap Index - 0.45%. In the absence of this undertaking, "Total Annual Expenses" would be the following: EAFE Equity Index - 0.85%; Equity 500 Index - 0.54% and Small Cap Index - 0.73%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


(8) A portion of the brokerage commissions that certain of Fidelity's VIP Funds pay was used to reduce the Funds' expenses. In addition, certain Funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances, were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for VIP Equity-Income Portfolio, 0.68% for VIP II Contrafund Portfolio, and 0.73% for VIP III Growth Opportunities Portfolio.


(9) Integrity Capital Advisors has agreed to reimburse each of the Legends Fund Portfolios for operating expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of the Legends Fund. Without reimbursements, total annual expenses for the Fund's fiscal year ended June 30, 1997 would have been 1.82% for the Zweig Equity (Small
Cap) Portfolio. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1998. In the Legends Fund's prospectus, see "Management of the Fund."


(10) The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1997. Fee reductions for the Janus Aspen Balanced, Janus Aspen Capital Appreciation and Janus Aspen Worldwide Growth Portfolios reduce the
management fee to the level of the corresponding Janus retail fund.   Other
waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .72%, .09%, and .81% for Worldwide Growth Portfolio, 1.14%, 1.05% and 2.19% for Capital Appreciation Portfolio, .77%, .06% and 0.83% for Balanced Portfolio, and
 .25%, .30% and .55% for the Money Market Portfolio. Janus may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(11) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 1.20% and .75% of the average daily net assets of J.P. Morgan International Opportunities Portfolio and J.P. Morgan Bond Portfolio, respectively.


(12) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Absent waiver and/or reimbursement the Management Fee, Other Expenses and Total Annual Expenses would have been as follows: .80%, 2.30% and 3.10% for the Asian Equity Portfolio for the annualized period March 3, 1997 through December 31, 1997; .80%, 1.26% and 2.06% for the Emerging Markets Debt Portfolio for the annualized period June 16, 1997 through December 31, 1997; .50%, 1.18% and 1.68% for the High Yield Portfolio for the annualized period January 2, 1997 through December 31, 1997; and .80%, 1.52% and 2.32% for the U.S. Real Estate Portfolio for the annualized period March 3, 1997 through December 31, 1997. MSAM may modify or terminate the waivers or redemptions at any time.


(13) Integrity Capital Advisors has agreed to reimburse the Division for operating expenses (excluding management fees) above an annual rate of .10% of average net assets for the Division. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Division, but has not current intention to do so during 1998.

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                                              1 year      3 years     5 years    10 years
---------                                              ------      -------     -------    --------
EAFE-Registered Trademark- Equity Index. . . . . .     $ 90.99     $114.75     $140.98     $238.35
Equity 500 Index . . . . . . . . . . . . . . . . .     $ 87.41     $103.87     $122.66     $200.80
Small Cap Index. . . . . . . . . . . . . . . . . .     $ 88.94     $108.54     $130.54     $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . .     $ 90.28     $112.58     $137.34     $230.95
VIP II Contrafund. . . . . . . . . . . . . . . . .     $ 91.61     $116.61     $144.09     $244.65
VIP III Growth & Income. . . . . . . . . . . . . .     $ 91.51     $116.30     $143.57     $243.61
VIP III Growth Opportunities . . . . . . . . . . .     $ 91.92     $117.53     $145.65     $247.79
Harris Bretall Sullivan & Smith Equity Growth. . .     $ 94.89     $126.47     $160.56     $277.64
Scudder Kemper Value . . . . . . . . . . . . . . .     $ 95.09     $127.08     $161.59     $279.66
Zweig Asset Allocation . . . . . . . . . . . . . .     $ 97.45     $134.13     $173.28     $302.67
Zweig Equity (Small Cap) . . . . . . . . . . . . .     $100.22     $142.36     $186.85     $328.99
Janus Aspen Capital Appreciation . . . . . . . . .     $ 97.24     $133.52     $172.26     $300.69
Janus Aspen Balanced . . . . . . . . . . . . . . .     $ 92.84     $120.31     $150.30     $257.15
Janus Aspen Worldwide Growth . . . . . . . . . . .     $ 91.92     $117.53     $145.65     $247.79
Janus Aspen Money Market . . . . . . . . . . . . .     $ 89.46     $110.10     $133.16     $222.42
J.P. Morgan International Opportunities. . . . . .     $ 96.63     $131.68     $169.22     $294.73
J.P. Morgan  Bond. . . . . . . . . . . . . . . . .     $ 92.02     $117.84     $146.16     $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . .     $ 96.63     $131.68     $169.22     $294.73
Morgan Stanley Emerging Markets Debt . . . . . . .     $ 97.65     $134.74     $174.29     $304.64
Morgan Stanley High Yield. . . . . . . . . . . . .     $ 92.53     $119.39     $148.75     $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . .     $ 95.61     $128.62     $164.14     $284.71
Select Ten Plus Division . . . . . . . . . . . . .     $ 90.48     $113.20     $138.38     $233.07

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD (I.E., NO DEFERRED SALES LOAD ASSESSED):



Portfolio                                              1 year      3 years     5 years    10 years
---------                                              ------      -------     -------    --------
EAFE-Registered Trademark- Equity Index. . . . . .      $20.99      $64.75     $110.98     $238.35
Equity 500 Index . . . . . . . . . . . . . . . . .      $17.41      $53.87     $ 92.66     $200.80
Small Cap Index. . . . . . . . . . . . . . . . . .      $18.94      $58.54     $100.54     $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . .      $20.28      $62.58     $107.34     $230.95
VIP II Contrafund. . . . . . . . . . . . . . . . .      $21.61      $66.61     $114.09     $244.65
VIP III Growth & Income. . . . . . . . . . . . . .      $21.51      $66.30     $113.57     $243.61
VIP III Growth Opportunities . . . . . . . . . . .      $21.92      $67.53     $115.65     $247.79
Harris Bretall Sullivan & Smith Equity Growth. . .      $24.89      $76.47     $130.56     $277.64
Scudder Kemper Value . . . . . . . . . . . . . . .      $25.09      $77.08     $131.59     $279.66
Zweig Asset Allocation . . . . . . . . . . . . . .      $27.45      $84.13     $143.28     $302.67
Zweig Equity (Small Cap) . . . . . . . . . . . . .      $30.22      $92.36     $156.85     $328.99
Janus Aspen Capital Appreciation . . . . . . . . .      $27.24      $83.52     $142.26     $300.69
Janus Aspen Balanced . . . . . . . . . . . . . . .      $22.84      $70.31     $120.30     $257.15
Janus Aspen Worldwide Growth . . . . . . . . . . .      $21.92      $67.53     $115.65     $247.79
Janus Aspen Money Market . . . . . . . . . . . . .      $19.46      $60.10     $103.16     $222.42
J.P. Morgan International Opportunities. . . . . .      $26.63      $81.68     $139.22     $294.73
J.P. Morgan  Bond. . . . . . . . . . . . . . . . .      $22.02      $67.84     $116.16     $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . .      $26.63      $81.68     $139.22     $294.73
Morgan Stanley Emerging Markets Debt . . . . . . .      $27.65      $84.74     $144.29     $304.64
Morgan Stanley High Yield. . . . . . . . . . . . .      $22.53      $69.39     $118.75     $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . .      $25.61      $78.62     $134.14     $284.71
Select Ten Plus Division . . . . . . . . . . . . .      $20.48      $63.20     $108.38     $233.07



These examples assume the current level of fixed charges that are borne by the Separate Account and the investment management fees and other expenses of the Portfolios and the Division as they were for their most recent fiscal years ended or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.



The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of Separate Account II as well as those of the Portfolios and the Division. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The table below shows the unit value for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                                                     Year Ended December 31
                                                           1997       1996        1995         1994        1993    1992   Inception*
                                                           ----       ----        ----         ----        ----    ----   ----------
SCUDDER KEMPER VALUE DIVISION
Unit value at beginning of period . . . . . . . . . . .    $18.24      $14.85      $10.34      $10.56      $10.07       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $23.67      $18.24      $14.85      $10.34      $10.56   $10.07
Number of units outstanding at end of period. . . . . .   288,596   1,119,634     806,752     733,336     547,498    3,540

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH DIVISION
Unit value at beginning of period . . . . . . . . . . .    $14.85      $13.21      $10.17       $9.91      $10.05       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $19.55      $14.85      $13.21      $10.17       $9.91   $10.05
Number of units outstanding at end of period. . . . . .   404,243   1,184,119   1,342,971   1,014,016     830,307   18,906

ZWEIG ASSET ALLOCATION DIVISION
Unit value at beginning of period . . . . . . . . . . .    $15.23      $13.44      $11.23      $11.33       $9.99       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $17.38      $15.23      $13.44      $11.23     $ 11.33    $9.99
Number of units outstandingat end of period . . . . . .   356,623   2,434,199   2,541,023   2,558,692   1,518,392   11,385

ZWEIG EQUITY (SMALL CAP) DIVISION
Unit value at beginning of period . . . . . . . . . . .    $14.71      $12.58      $10.53      $10.74         --        --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $18.14      $14.71      $12.58      $10.53     $ 10.74       --
Number of units outstanding at end of period. . . . . .   164,970     592,469     587,830     567,827     425,500       --

BT EAFE -Registered Trademark- EQUITY INDEX
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --
Unit value at end of period . . . . . . . . . . . . . .     $9.88
Number of units outstanding at end of period. . . . . .     5,623

BT EQUITY 500 INDEX
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.32
Number of units outstanding at end of period. . . . . .    76,431

BT SMALL CAP
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .     $9.85
Number of units outstanding at end of period. . . . . .    42,210

VIP EQUITY INCOME
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.42
Number of units outstanding at end of period. . . . . .    63,398

VIP II CONTRAFUND
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .     $9.91
Number of units outstanding at end of period. . . . . .    65,551

VIP III GROWTH & INCOME
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.31
Number of units outstanding at end of period. . . . . .    19,862

VIP GROWTH OPPORTUNITIES
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.65
Number of units outstanding at end of period. . . . . .    73,667

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.03
Number of units outstanding at end of period. . . . . .    59,108
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended December 31
                                                           1997       1996        1995         1994        1993    1992   Inception*
                                                           ----       ----        ----         ----        ----    ----   ----------
JANUS ASPEN BALANCED
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.01
Number of units outstanding at end of period. . . . . . 1,827,787

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .     $9.93
Number of units outstanding at end of period. . . . . .    20,675

JANUS ASPEN MONEY MARKET
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.06
Number of units outstanding at end of period. . . . . .   159,980

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.19
Number of units outstanding at end of period. . . . . .     5,359

J.P. MORGAN BOND
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.16
Number of units outstanding at end of period. . . . . .   158,477

MORGAN STANLEY ASIAN EQUITY
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .     $9.23
Number of units outstanding at end of period. . . . . .   151,273

MORGAN STANLEY EMERGING MARKETS DEBT
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.88
Number of units outstanding at end of period. . . . . .    92,321

MORGAN STANLEY HIGH YIELD
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.19
Number of units outstanding at end of period. . . . . .    33,125

MORGAN STANLEY U.S. REAL ESTATE
Unit value at beginning of period . . . . . . . . . . .                    --          --          --          --       --    $10.00
Unit value at end of period . . . . . . . . . . . . . .    $10.38
Number of units outstanding at end of period. . . . . .     8,831
------------------------------------------------------------------------------------------------------------------------------------



*Inception Dates for the Variable Account Options were December 14, 1992 for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options;
and December 8, 1992 for the Harris Bretall Sullivan & Smith Equity Growth Option. The Inception Date for each of the following: EAFE-Registered Trademark- Equity Index, Equity 500 Index, Small Cap Index, VIP
Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth Opportunities, Janus Capital Appreciation, Janus Balanced, Janus Worldwide Growth, Janus Money Market, J.P. Morgan International Equity, J.P. Morgan Bond, Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, and Morgan Stanley U.S. Real Estate Options is October 1, 1997. The inception date for the Select Ten Plus Option is May 1, 1998. The unit value for each Variable Account Option at inception is $10.00.

SECTION 2 - NATIONAL INTEGRITY AND SEPARATE ACCOUNT II

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our home office is in New York, New York. We are authorized to sell life insurance and annuities in eight states plus the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with underlying investment options other than the Funds, and fixed single premium annuity contracts. We are currently licensed to sell variable contracts in five states. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.


National Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1997, ARM had $6.9 billion of assets under management.


SEPARATE ACCOUNT II AND THE VARIABLE ACCOUNT OPTIONS

Separate Account II is established and maintained under the insurance laws of the State of New York. Separate Account II contains unit investment trust divisions registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940 ACT). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of Separate Account II. Each of its Variable Account Options, except the Division, invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus.


The Division is registered with the SEC under the 1940 Act as a management investment company. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of the Division. The Division invests directly in securities in accordance with its investment objective and policies.


ASSETS OF SEPARATE ACCOUNT II

Under New York law, we own the assets of Separate Account II and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account II in proportion to the amounts relating to their contracts. Separate Account II's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.


Income, gains and losses, whether or not realized, from assets allocated to Separate Account II are credited to or charged against Separate Account II without regard to our other income, gains or losses. We may permit charges owed to us to stay in Separate Account II, and thus may participate proportionately in Separate Account II. Amounts in Separate Account II in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (GENERAL ACCOUNT).

CHANGES IN HOW WE OPERATE

We may modify how we or Separate Account II operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

 - add Options to, or remove Options from, Separate Account II, combine two or more Options within Separate Account II, or withdraw assets relating to your contract from one Option and put them into another;
 -        register or end the registration of Separate Account II under the 1940
          Act;

 - operate Separate Account II under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect Separate Account II;
 - cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
 - operate Separate Account II or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.


SECTION 3 - YOUR INVESTMENT OPTIONS

THE LEGENDS FUND, INC.

The Legends Fund, a Maryland corporation, is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Legends Fund. The Legends Fund is a "series" type of investment company with diversified portfolios. The Legends Fund does not impose a sales charge or "load" for buying and selling its shares. The shares of the Portfolios of the Legends Fund are bought and sold by Separate Account II at their respective net asset values.


The Legends Fund is designed to serve as an investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Legends Fund currently are available to the separate accounts of National Integrity and Integrity, the parent of National Integrity.


Shares of Portfolios of the Legends Fund are made available to Separate Account II under a participation agreement (PARTICIPATION AGREEMENT). The Participation Agreement is among the Legends Fund, ARM Securities Corporation (ARM SECURITIES), a wholly owned subsidiary of ARM which is the principal underwriter for Legends Fund shares, and National Integrity. If state or federal law precludes the sale of the Legends Fund's or any Portfolio's shares to Separate Account II, or in certain other circumstances, sales of shares to Separate Account II may be suspended and/or the Participation Agreement may be terminated as to the Legends Fund or the affected Portfolio. Also, the Participation Agreement may be terminated by any party thereto with one year's written notice.


Notwithstanding termination of the Participation Agreement, the Legends Fund and ARM Securities are obligated to continue to make the Legends Fund's shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by Separate Account II for outstanding contracts, the parties to the Participation Agreement have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to Separate Account II or any Variable Account Option.


THE LEGENDS FUND'S INVESTMENT ADVISER AND SUB-ADVISERS. Integrity Capital Advisors (formerly known as ARM Capital Advisors, Inc.) became the investment adviser to the Legends Fund on February 1, 1996. Integrity Capital Advisors is a wholly owned subsidiary of ARM Financial Group, Inc. (ARM), and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.


Integrity Capital Advisors has entered into a sub-advisory agreement with a professional manager for investment of the assets of each of the Portfolios. The sub-adviser for each Portfolio is listed under "Investment Objectives of the Portfolios" below. The Portfolios pay monthly investment management fees to Integrity Capital Advisors, and Integrity Capital Advisors pays the sub-advisers for their services to the Portfolios. Integrity Capital Advisors retains a management fee at an annual rate of .25% of each Portfolio's net assets as compensation for providing certain services to the Portfolios. The management fees paid by each Portfolio to Integrity Capital Advisors as a percentage of net assets are set forth below:

    Legends Fund Portfolio                                   Management Fee
    ----------------------                                   --------------
    Harris Bretall Sullivan & Smith Equity Growth. . . . . .     0.65%
    Scudder Kemper Value . . . . . . . . . . . . . . . . . .     0.65%
    Zweig Asset Allocation . . . . . . . . . . . . . . . . .     0.90%
    Zweig Equity (Small Cap) . . . . . . . . . . . . . . . .     1.05%


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Legends Fund. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE LEGENDS FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING.


             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the sub-adviser considers the equity markets to be overvalued. The Portfolio may invest in U.S. government securities when this appears desirable in light of the Portfolio's investment objective or when market conditions warrant. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.


                         SCUDDER KEMPER VALUE PORTFOLIO

Scudder Kemper Value Portfolio seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is the sub-adviser to the Portfolio.

                        ZWEIG ASSET ALLOCATION PORTFOLIO

Zweig Asset Allocation Portfolio seeks long-term capital appreciation. It invests primarily in Blue Chip Stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by the sub-adviser to the Portfolio. Blue Chip Stocks are stocks which the sub-adviser considers comparable to the stocks included in the S&P 500 at the time of purchase, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

Zweig Equity (Small Cap) Portfolio seeks long-term capital appreciation. It invests primarily in Small Company Stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. SMALL COMPANY STOCKS are the 2,500 stock positions immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

BT INSURANCE FUNDS TRUST

The BT Funds Trust is an open-end management investment company registered under the 1940 Act. Each of the BT Funds is a separate "series" or portfolio of the BT Funds Trust. The BT Funds Trust does not impose a sales charge or "load" for buying and selling its shares. Shares of the BT Funds Trust are bought and sold by Separate Account II at their respective net asset values.

THE BANKERS TRUST FUNDS' INVESTMENT ADVISER. Bankers Trust Global Asset Management Services, a unit of Bankers Trust, serves as the investment adviser to the BT Funds Trust. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.


As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets, servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 80 offices in more than 50 countries.

As compensation for its services to the BT Funds, Bankers Trust receives a fee from each BT Fund, accrued daily and paid monthly. The BT Funds are subject to the following management fee schedule (after waivers):

             Funds                                 Management Fee
             -----                                 --------------
       EAFE-Registered Trademark-Equity Index.....      0.34%
       Equity 500 Index...........................      0.11%
       Small Cap Index............................      0.22%

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the BT Funds Trust. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.


                 EAFE-Registered Trademark- EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The BT Fund will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Fund will generally, but not necessarily, be traded on a foreign securities exchange.

The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licenser of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of the Fund or the Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Index. Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund. The Fund is neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indices from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indices or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indices or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

For more information about the performance of the EAFE Index, see the EAFE-Registered Trademark- Equity Index Fund's Prospectus and Statement of Additional Information.

                              EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The BT Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.

The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

For more information about the performance of the S&P 500, see the Equity 500 Index Fund's Prospectus and Statement of Additional Information.

                              SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

The Fund is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.

The Fund invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Fund is constructed so that approximately 10% of the Fund's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

For more information about the performance of the Russell 2000, see the Small Cap Index Fund's Prospectus and Statement of Additional Information.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of Fidelity's VIP Funds. Fidelity's VIP Funds are each a "series" type of investment company with diversified portfolios. Fidelity's VIP Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of Fidelity's VIP Funds are bought and sold by Separate Account II at their respective net asset values.

FIDELITY'S VIP FUNDS' INVESTMENT ADVISER. FMR, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. FMR, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark-includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

FMR provides investment research and portfolio management services to mutual funds and other clients. At April 30, 1997, FMR advised funds having more than 29 million shareholder accounts with a total value of more than $432 billion. For certain of the Portfolios, FMR has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered Trademark- organization. FMR, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of Fidelity's VIP Funds pay monthly advisory fees to FMR. The advisory fee payable by each of the Portfolios is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by FMR. For the VIP Equity-Income and VIP II Contrafund Portfolios, the group fee rate cannot rise above .52%. The group fee rate drops as total assets under management increase.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1996 management fee rate, comprised of the individual and group rates, as a percentage of average net assets:

                                                                1996
            Portfolio                     Individual Rate   Management Fee
            ---------                     ---------------   --------------
      VIP Equity-Income....................     0.20%           0.51%
      VIP II Contrafund....................     0.30%           0.61%
      VIP III Growth & Income..............     0.20%           0.50%
      VIP III Growth Opportunities.........     0.30%           0.61%

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                           VIP EQUITY-INCOME PORTFOLIO


VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.


                           VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                        VIP III GROWTH & INCOME PORTFOLIO


VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.


                     VIP III GROWTH OPPORTUNITIES PORTFOLIO


VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the Portfolio invests in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth.



JANUS ASPEN SERIES


Each of the Portfolios of Janus Aspen Series currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Janus Aspen Series is registered with the SEC as an open-end management investment company. The Janus Aspen Series sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees.


THE JANUS ASPEN SERIES' INVESTMENT ADVISER. Janus, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Janus, whose principal address is 100 Fillmore Street, Denver, Colorado 80206-4928, is approximately 83% owned by Kansas City Southern Industries, Inc., and approximately 12% owned by Thomas H. Bailey, President and Chairman of the Board of Janus. Janus has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable and retirement accounts. Janus has been in the investment advisory business for over 26 years and as of September 1997 managed over $60 billion in assets.

The Portfolios of the Janus Aspen Series pay a management fee to Janus which is calculated daily. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):


--------------------------------------------------------------------------------------------
                                      Average Daily Net      Annual Rate       Expense Limit
Portfolio                            Assets of Portfolio    Percentage (%)    Percentage (%)
---------                            -------------------    --------------    --------------
--------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation       First $300 Million       0.75*             1.25%
Janus Aspen Balanced                    Next $200 Million       0.70               N/A
Janus Aspen Worldwide Growth            Over $500 Million       0.65               N/A

--------------------------------------------------------------------------------------------
Janus Aspen Money Market               All Asset Levels         0.25              0.50
--------------------------------------------------------------------------------------------



* Janus has agreed to reduce each of the Capital Appreciation, Balanced, and Worldwide Growth Portfolios' advisory fees to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio, which are the Janus Olympus Fund, Janus Balanced Fund, and Janus Worldwide Fund, respectively. Janus may terminate this fee reduction or any of the expense limitations set forth above at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Olympus Fund, Janus Balanced Fund and Janus Worldwide Fund were .__%, .__% and .__%, respectively, for the quarter ended March 31, 1998. Janus has agreed to limit the expenses of the Janus Capital Appreciation Portfolio's Institutional Shares to an annual rate of 1.25% of average net assets through at least April 30, 1999.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Janus Aspen Series. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE JANUS ASPEN SERIES' PROSPECTUSES CAREFULLY BEFORE INVESTING.


                  JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO


Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies. The Portfolio invests primarily in common stocks of foreign and domestic companies, and may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash.


                        JANUS ASPEN BALANCED PORTFOLIO


Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.


                    JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO


Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Aspen Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at any time invest in fewer than five countries or even a single country.

                  JANUS ASPEN MONEY MARKET PORTFOLIO


Janus Aspen Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus, the Portfolio's investment adviser, pursuant to procedures adopted by the Trustees. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


J.P. MORGAN SERIES TRUST II


The J.P. Morgan Series is an open-end management investment company organized as a Delaware business trust. Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. The shares of the Portfolios of J.P. Morgan Series are bought and sold by Separate Account II at their respective net asset values.


THE J.P. MORGAN SERIES' INVESTMENT ADVISER. JPMIM is a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated (J.P. MORGAN & CO.), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan & Co., through JPMIM and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan & Co. and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan & Co. has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


As compensation for JPMIM's services under the Investment Advisory Agreement, the J.P. Morgan Series has agreed to pay JPMIM a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant
Portfolio:


                    --------------------------------------------
                    Portfolio                     Management Fee
                    ---------                     --------------
                    --------------------------------------------
                    J.P. Morgan Bond Portfolio        0.30%
                    --------------------------------------------
                    J.P. Morgan International         0.60%
                    Opportunities Portfolio
                    --------------------------------------------


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE J.P. MORGAN SERIES' PROSPECTUS CAREFULLY BEFORE INVESTING.

                          J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

                J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO


J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection.


MORGAN STANLEY UNIVERSAL FUNDS, INC.

Each of the Morgan Stanley Universal Funds is an open-end management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Morgan Stanley Universal Funds. The shares of the Portfolios of the Morgan Stanley Universal Funds are bought and sold by Separate Account II at their respective net asset values.

THE MORGAN STANLEY UNIVERSAL FUNDS' INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement. MSAM serves as the Adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. MAS serves as the Adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management businesess, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. (MSDW), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also indirectly wholly owned by MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of December 31, 1997, MSAM and its institutional investment advisory affiliates (exclusive of MAS) managed assets of approximately $86.6 billion, and MAS managed assets of approximately $59.4 billion.


The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets. Each of the Portfolios is subject to the following management fee schedule:

---------------------------------------------------------------------------------------------------
Assets of Portfolio     Morgan Stanley     Morgan Stanley     Morgan Stanley     Morgan Stanley
-------------------       High Yield      U.S. Real Estate     Asian Equity   Emerging Markets Debt
                          ----------      ----------------     ------------   ---------------------
First $500 Million          0.50%               0.80%              0.80%              0.80%
---------------------------------------------------------------------------------------------------
Next $500 Million           0.45%               0.75%              0.75%              0.75%
---------------------------------------------------------------------------------------------------
More than $1 Billion        0.40%               0.70%              0.70%              0.70%
---------------------------------------------------------------------------------------------------
Maximum Total               0.80%               1.10%              1.20%              1.30%
Annual Operating
Expenses After Fee
Waivers*
---------------------------------------------------------------------------------------------------

* The Advisers have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table. The fee waivers are voluntary and may be terminated by MSAM or MAS at any time without notice.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Morgan Stanley Universal Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE MORGAN STANLEY UNIVERSAL FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                     MORGAN STANLEY ASIAN EQUITY PORTFOLIO

Morgan Stanley Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

                  MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO

Morgan Stanley Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

                      MORGAN STANLEY HIGH YIELD PORTFOLIO

Morgan Stanley High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

                    MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO

Morgan Stanley U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II


The Division is a non-diversified investment company that invests directly in securities. There can be no assurance that the Division will meet its investment objective. Integrity Capital Advisors serves as investment adviser of the Division and Bankers Trust Global Asset Management Services, a unit of Bankers Trust, serves as the sub-adviser of the Division. For its investment management services to the Division, Integrity Capital Advisors will receive a monthly fee based on an annual rate of .50% of the Division's average daily net assets up to $100 million and .40% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisors will pay a portion of those fees to Bankers Trust Global Asset Management Services for its services under the sub-advisory agreement at an annual rate of .25% of the Division's average daily net assets up to $100 million and .15% of the Division's average daily net assets in excess of $100 million.


Integrity Capital Advisors has agreed to reimburse the Division for operating expenses (excluding management fees) above an annual rate of .10% of average net assets for the Division. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1998.


FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISION, INCLUDING THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE "INVESTMENT STRATEGY," "INVESTMENT OBJECTIVE AND POLICIES," AND "RISK FACTORS" IN PART II, SECTION 1.

GUARANTEED RATE OPTIONS

BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO GROS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER SUCH CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.


We offer GROs with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.


The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.


Each group of GRO Accounts of the same duration is considered one GRO (i.e. all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO).

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part I, Section 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value.

In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge may invade principal.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                N/12                  N/12
     MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.


SECTION 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse National Integrity for expenses actually incurred.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require National Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

National Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to the GROs is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


The separate account or administrative charges may be reduced or eliminated when contract sales are made to individuals or to a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction will be based on:


     (1) the size and type of the group of individuals to whom the contract is offered; and


     (2)  the amount of expected contributions.


Any reduction or elimination of the separate account or administrative charges will not be unfairly discriminatory against any person.


FUND AND DIVISION CHARGES


Separate Account II purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of a Fund's shareholders. The Division invests directly in securities and certain investment management fees and other expenses are deducted directly from the Division. See Part I, Section 3, "Your Investment Options."


STATE PREMIUM TAX DEDUCTION


National Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, National Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.


CONTINGENT WITHDRAWAL CHARGE


No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, the percentage charge varies, depending upon the "age" of the contributions included in the withdrawal--that is, the number of years that have elapsed since each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. No withdrawal charge applies when you withdraw contributions made earlier than your sixth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge and administrative expense charge, so that the net amount you receive will be the amount requested.


During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is 10% of your Account Value less withdrawals during the current contract year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.

     Contribution Year in Which              Charge as a % of the
     Withdrawn Contribution Was Made         Contribution Withdrawn
     -------------------------------         ----------------------

          Current . . . . . . . . . . . . . . . . . . . 7%
          First Prior . . . . . . . . . . . . . . . . . 6
          Second Prior  . . . . . . . . . . . . . . . . 5
          Third Prior . . . . . . . . . . . . . . . . . 4
          Fourth Prior  . . . . . . . . . . . . . . . . 3
          Fifth Prior . . . . . . . . . . . . . . . . . 2
          Sixth Prior . . . . . . . . . . . . . . . . . 1
          Seventh Prior and Earlier . . . . . . . . . . 0


No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from National Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE


We may reduce or eliminate the contingent withdrawal charge when sales of the contracts are made to individuals or a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction in the contingent withdrawal charge will be based on the following:


     (1) the size and type of the group of individuals to whom the contract is offered;


     (2)  the amount of expected contributions; and


     (3) whether there is a prior or existing relationship with National Integrity, such as being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by National Integrity, or making transfers of amounts held under qualified plans sponsored by National Integrity or an affiliate.


Any reduction or elimination of the contingent withdrawal charge will not be unfairly discriminatory against any person.


TRANSFER CHARGE


No charge is made for your first twelve transfers among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. (However, no transfer charge will apply to transfers under our dollar cost averaging and customized asset rebalancing programs, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.) See "Transfers" in Part I, Section 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I,
Section 3.

HARDSHIP WAIVER

Withdrawal Charges may also be waived on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. The Market Value Adjustment may also be waived on any amounts withdrawn from the GRO Accounts. Such hardship circumstances include the Owner's (1) confinement to a nursing home, hospital and long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We reserve the right to obtain reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not be applicable in some states and, in other states, may not be available at all.

TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

SECTION 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part I,
Section 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, provided that at any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY defined as any day that the New York Stock Exchange is open.


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions. We will also accept changes by telephone transfer. See "Transfers" in Part 5.





YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against Separate Account II are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to the GROs is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.


YOUR PURCHASE OF UNITS IN SEPARATE ACCOUNT II


Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units of the Variable Account Options, other than the Division, fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The value of units of the Division varies with the performance of the securities held by the Division. The unit values also change because of deductions and charges we make to Separate Account II. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option in Separate Account II for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Fund on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

We determine a net investment factor for the Division as follows:


  - First, we take the value of the assets in the Division at the end of the preceding period.


  - Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.


  - Then, we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.


  - Next, we subtract any amount charged against the Division Account for any taxes.


  - Then, we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.


  - Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.


Generally, this means that we adjust unit values to reflect what happens to the Funds and the Division, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's then current transfer restrictions. Transfers to a GRO must be to a newly elected GRO (i.e., to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless National Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.


The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our dollar cost averaging or customized asset rebalancing programs, described in Part I, Section 8. Once annuity payments begin, transfers are no longer permitted.

Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN CODE). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.


Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A withdrawal charge of up to 7% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part I, Section 3 and "Contingent Withdrawal Charge" in Part I,
Section 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part I, Section 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part I,
Section 7, "Tax Aspects of the

Contracts." National Integrity will not be bound by an assignment unless it is in writing, and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We will pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day on which we receive due proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day on which we receive due proof of death.


For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:


     a) the contract account value at the end of the business day on which we receive due proof of death;
     b)   the total of all contributions; and
     c) the highest contract account value on any contract anniversary which occurred prior to the Annuitant's 81st birthday and prior to the Annuitant's death, plus any subsequent contributions;


each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). The amount of the reduction will be determined by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.


Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.






The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.


Effective November 1, 1997, the maximum issue age for the Annuitant is 82 years old. It is National Integrity's intention, subject to obtaining all necessary regulatory approvals, to make this new death benefit retroactive to all contracts issued on or after January 1, 1997.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 90th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Variable Account Options. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 90th birthday or earlier if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If National Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Variable Account Options through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Accounts assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in Separate Account II. National Integrity can defer payment of your GRO Values for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - VOTING RIGHTS

FUND VOTING RIGHTS

National Integrity is the legal owner of the shares of the Funds held by Separate Account II and, as such, has the right to vote on certain matters. Among other things, we may vote to elect a Fund's Board of Directors, to ratify the selection of independent auditors for a Fund, and on any other matters described in a Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Fund in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Fund's Board for a Fund's shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of a Fund. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of a Fund are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.





Owners with accumulation value in the Division have certain voting rights. Each such owner will be given one vote for every $1.00 of accumulation value in the Division with fractional interests counted, unless a different allocation of voting rights is required under applicable law for an investment medium for variable annuity contracts.


HOW SELECT TEN PLUS DIVISION INTERESTS ARE VOTED


The Divsion's rules do not require the Division to hold annual meetings of owners of interests in the Division, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of the Division means the lesser of:


     (1) The holders of more than 50% of all votes entitled to be cast with respect to the Division; or,


     (2) The holders of at least 67% of the votes which are present at a meeting of such persons are the holders of more than 50% of all votes entitled to be cast with respect to the Division are present or represented by proxy.


We will determine the number of votes you can instruct us to vote 60 days or less before the Division's meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.


SECTION 7 - TAX ASPECTS OF THE CONTRACTS


INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


TAX STATUS OF NATIONAL INTEGRITY


National Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account II is not a separate entity from National Integrity and their operations form a part of National Integrity, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account II are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account II's investment income, including realized net capital gains, is not taxed to National Integrity. National Integrity reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

YOUR CONTRACT IS AN ANNUITY

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies National Integrity of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) attributable to the taxpayer becoming disabled within the meaning of Code
Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) purchase of a first home (distribution up to $10,000).

However, the withdrawal provisions of your contract still apply. See "Withdrawals" in Section 5.

All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

If the Owner is not an individual, the "primary annuitant," as defined in the Code, is considered the Owner. The primary annuitant is the individual who is of primary importance in affecting the timing of the amount of payout under a contract. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied at the death of the first Owner.

DIVERSIFICATION STANDARDS

Each Portfolio of the Funds and the Division will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Fund and the Division monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX-FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract which apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 4089a) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may commence. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


SIMPLE INDIVIDUAL RETIREMENT ANNUITIES


Currently we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX-FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70-1/2 required for Traditional IRAs and other qualified plans.


Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408 or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.


The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.


FEDERAL AND STATE INCOME TAX WITHHOLDING

When required, Integrity will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.


Certain states have indicated that a pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.


IMPACT OF TAXES ON NATIONAL INTEGRITY


The contracts provide that National Integrity may charge Separate Account II for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part I, Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See
Part I, Section 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM


We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals from your contract prior to your reaching age 59-1/2. Income Plus Withdrawals are exempt from the 10% penalty tax, normally applicable to early distributions made prior to age 59-1/2. See "Taxation of Annuities Generally," in Section 7. Once distributions begin they should not be changed or stopped until the later of age 59-1/2 or five years from the date of the first distribution. If you change or stop the distribution or take an additional withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under the Income Plus Program and for any interest thereon.


The Income Plus Withdrawal Program may be elected at any time if you are below age 59-1/2. You can elect this option by submitting the proper election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We will calculate the amount of the distribution under a method selected by you. The minimum Income Plus Withdrawal currently is $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.


To enroll under our Income Plus Withdrawal Program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one Business Day after our receipt of the form. You or we may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or amend the Income Plus Program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. This program is not available in concert with the Systematic Withdrawal Program, Dollar Cost Averaging, or Asset Allocation and Rebalancing Program.


Amounts withdrawn by you under the Income Plus Withdrawal Program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.



DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the Janus Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our customized asset rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

GROs are not eligible for the customized asset rebalancing program.

To enroll under our customized asset rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the customized asset rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the customized asset rebalancing program at any time.

ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated among the Options currently established for each Model. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

When selecting this program, contributions will be allocated and your variable portfolios will be rebalanced at least annually as recommended by the Asset Allocation & Rebalancing Program. The program applies to all contributions made to your annuity contract. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part I, Section 4.

In each investor profile, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO will not be reallocated or rebalanced while participating in a specific investor profile. You may cancel or change the investment profile you have selected at any time. However, the GRO funds may be subject to a market value adjustment (MVA) that may increase or decrease your account value.

To enroll under the Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form (Catalog #1814) found in the back of this prospectus. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. If, after selecting one of the five Models, you initiate a transaction that results in a reallocation outside one of the Models, your participation in the Model program is automatically terminated. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program is not available in concert with the Customized Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $1,000 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the Janus Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A CUMULATIVE TOTAL RETURN reflects an Option's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise YIELD. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

The Janus Aspen Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The J.P. Morgan Bond Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

                                     PART II


SECTION 1 -- THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II


THE DIVISION


The Division is a non-diversified investment company which invests directly in securities. There can be no assurance that the Division will meet its investment objective. Integrity Capital Advisors serves as the investment adviser to the Division and Bankers Trust Global Asset Management Services, a unit of Bankers Trust, serves as the sub-adviser to the Division.


INVESTMENT STRATEGY


The Division seeks total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average-SM- (DJIA) in equal weights as of December 31, and holding them until the next year end. At that point, the portfolio is restructured to again hold the ten highest yielding stocks in the DJIA in equal weights. For example, if an investor invested $100 in the Division on December 31, the Division would buy $10 of each of the ten stocks; subsequent purchases would be made at the same ratio of shares as existed on December 31. Through the year, any contributions or disbursements will be made on a pro rata basis, and the weights of the individual positions will not be rebalanced. Should a portfolio stock be deleted from the DJIA, we would dispose of that position and reinvest the proceeds in the next highest yielding nonheld security in the new DJIA.


This investment strategy is based on three time-tested investment principles:
(1) time in the market is more important than timing the market; (2) the stocks to buy are the ones everyone else is selling; and (3) dividends can be an important part of total return. Investment in a number of companies with high dividends relative to their stock prices is designed to increase the Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and dividends have accounted for a substantial portion of the total return on stocks of the DJIA as a group. The Division's return will consist of a combination of capital appreciation and current dividend income. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price as well.


The Division follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a fund based on economic, financial and market analyses. In this regard, adverse developments concerning a stock including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the stock detrimental to the interest of investors, will generally not cause the Division to dispose of a stock or cease buying it.


The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. Companies with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on December 31, 1997. These ten stocks are commonly known as the "Dogs of the Dow:"


       Allied Signal                          Procter & Gamble
       J.P. Morgan*                           American Express
       Minnesota Mining & Manufacturing*      International Paper*
       DuPont*                                Philip Morris*
       Eastman Kodak*                         United Technologies
       Goodyear                               Sears Roebuck
       Johnson & Johnson                      Exxon*
       IBM                                    Hewlett-Packard
       General Electric                       Coca-Cola
       General Motors*                        Union Carbide

       McDonald's                             Walt Disney
       Chevron*                               AT&T*
       Caterpillar                            Travelers
       Boeing                                 Walmart
       Merck                                  Aluminum Co. of America


The designations "Dow Jones-Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones is not affiliated with National Integrity, has not participated in any way in the creation of the Division or in the selection of stocks included in the Division and has not reviewed or approved any information included in this prospectus. The Division is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship whatsoever to the Division. The Dow Jones Industrial Average-SM- is determined, composed and calculated by Dow Jones without regard to the Division. Dow Jones is not responsible for and does not participate in the determination of the timing of, prices at, or quantities of the Division's shares to be issued or in the determination or calculation of the equation by which the Division's shares are to be redeemed. Dow Jones has no obligation or liability whatsoever in connection with the administration or marketing of the Division.


INVESTMENT OBJECTIVE AND POLICIES


The Division seeks total return by acquiring the ten highest dividend yielding common stocks in the DJIA. 'Highest dividend yield' is calculated for each stock by annualizing the last quarterly or semi-annual ordinary dividend distributed on the stock and dividing the result by its closing sales price. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the stocks. No leverage or borrowing is used (except that the Division may borrow up to 5% of its total assets for temporary or emergency purposes) nor does the Division's portfolio contain other kinds of securities to enhance yield.


The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause the Division to own a stock that the sub-adviser does not recommend for purchase and, in fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in the Division's portfolio. Various theories attempt to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time: (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings or performance or forecasts or negative publicity; (2) uncertainties relating to pending or threatened litigation or pending or proposed legislation or government regulation; (3) the stock may be a cyclical stock reacting to national and international economic developments; or (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend. Some of the foregoing factors may be relevant to only a segment of an issuer's overall business yet the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.


RISK FACTORS


An investment in the Division entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens and the risk that holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Neither the investment adviser nor the sub-adviser can predict the direction or scope of any of these factors.


The Division is non-diversified and will invest a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in the Division may be subject to greater fluctuations in value than an investment in a diversified investment company. In addition, the Division may be concentrated in one or more of types of issuers. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Moreover, changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in the Division's portfolio. Set forth below is a brief description of certain risks associated with stocks which may be held by the Division. Additional information is contained in the Statement of Additional Information.


Certain of the issuers of the stocks refine, market and transport oil and related petroleum products. The principal risks faced by these companies include the price and availability of oil, the level of demand for oil and petroleum products, refinery capacity and operating margins, the cost of financing required for exploration and expansion and increasing expenses necessary to comply with environmental and other energy related laws and regulations. Oil prices generally depend upon the available supply of crude oil and the willingness and ability of companies to adjust production levels. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have an adverse impact on the petroleum and natural gas industries.


INVESTMENT RESTRICTIONS


The Division is subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions, the investment objective, and any investment policies identified as "fundamental" cannot be changed without a majority vote of the Owners. All other investment policies and practices described in this prospectus and in the Statement of Additional Information are not fundamental, and may be changed by the Board of Managers without Owner approval.


SECTION 2 -- MANAGEMENT OF THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II


BOARD OF MANAGERS OF THE DIVISION


The business and affairs of the Division are managed under the direction of a Board of Managers, which currently consists of five (5) members. The Board of Managers has responsibility for the investment management related operations of the Division and matters arising under the 1940 Act. The Board of Managers does not have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are National Integrity's responsibility.


THE INVESTMENT ADVISER


Integrity Capital Advisors serves as the investment adviser to the Division pursuant to an investment advisory agreement. As discussed in Part I, Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.


Integrity Capital Advisors has overall responsibility, subject to the supervision of the Board of Managers, for administering all operations of the Division and for monitoring and evaluating the management of the assets of the Division by the sub-adviser. Integrity Capital Advisors is also responsible for monitoring and evaluating the sub-adviser on a periodic basis and will consider its performance record with respect to the investment objective and policies of the Division.


As investment adviser, Integrity Capital Advisors provides the overall business management and administrative services necessary for the Division's operation. Integrity Capital Advisors furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Division's business. Integrity Capital Advisors also acts as liaison among the various service providers to the Division, including the custodian, portfolio accounting personnel, sub-adviser, counsel and auditors. Integrity Capital Advisors is also responsible for ensuring that the Division operates in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Division.


Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Division in the event that at any time a sub-adviser is not engaged to manage the assets of the Division. In such event, Integrity Capital

Advisors will be entitled to, in addition to its usual compensation for services as investment adviser, a fee that would otherwise be paid to the sub-adviser.


THE SUB-ADVISER


Bankers Trust Global Asset Management Services, a unit of Bankers Trust, serves as the sub-adviser to the Division and in that capacity provides investment advisory services for the Division including security selection. Pursuant to the sub-advisory agreement, Bankers Trust Global Asset Management Services has full investment discretion and makes all determinations with respect to the investment of the Division's assets and the purchase and sale of securities and other investments.


Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets, servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 80 offices in more than 50 countries.

APPENDIX A

               ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:  $50,000.00

               GRO Account duration:      7 Years

               Guaranteed Interest Rate:  5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                      48/12
     -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                    48/12
     .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

           Free Amount =    $ 5,788.13

       Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

      $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

      $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,312.82 = $20,000.00 - $413.41 + $726.23

The ending Account Value would be:

     $37,568.43 = $57,881.25 - $20,312.82

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                        STATEMENT OF ADDITIONAL INFORMATION

                                    MAY 1, 1998

                                        FOR

                               PINNACLE (version III)


                         FLEXIBLE PREMIUM VARIABLE ANNUITY

                                     ISSUED BY

                     NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                        AND

                       FUNDED THROUGH ITS SEPARATE ACCOUNT II



                                  TABLE OF CONTENTS
                                                                           Page

Part 1 - National Integrity and Custodian. . . . . . . . . . . . . . . . .    2
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . .    3
Part 3 - Investment Restrictions and Policies of the Select Ten Plus
         Division of Separate Account II . . . . . . . . . . . . . . . . .    3
Part 4 - Management of the Select Ten Plus Division of Separate
         Account II. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Part 5 - Portfolio Transactions and Brokerage. . . . . . . . . . . . . . .    7
Part 6 - Performance Information . . . . . . . . . . . . . . . . . . . . .    8
Part 7 - Determination of Accumulation Unit Values . . . . . . . . . . . .   15
Part 8 - Determination of Annuity Unit Values. . . . . . . . . . . . . . .   15
Part 9 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . .   16




This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1998. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 200 Park Avenue, 20th Floor, New York, New York 10166, or by calling 1-800-325-8583.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN



National Integrity is a New York stock life insurance company that sells life insurance and annuities. Its offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166. National Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Life Insurance Company. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.



In June 1997, ARM completed an initial public offering (the "Offering") of 9.2 million shares of Class A common stock, par value of $.01 per share (the "New Class A Common Stock"), of which 5.75 million shares were sold by ARM and 3.45 million shares were sold by the Morgan Stanley Stockholders (as defined below). Concurrent with the closing of the Offering, ARM amended and restated its Certificate of Incorporation to effectuate a recapitalization such that (i) the common equity of ARM consists of New Class A Common Stock and Class B Non-Voting Common Stock, par value of $.01 per share (the "New Class B Common Stock" and, together with the New Class A Common Stock, the "New Common Stock"),
(ii) authorized shares of the New Class A Common Stock and New Class B Common Stock were increased to 150 million shares and 50 million shares, respectively,
(iii) each outstanding share of common stock of ARM was converted into one share of New Class A Common Stock, (iv) certain shares of the New Class A Common Stock owned by private equity funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the successor to Morgan Stanley Group Inc. in its merger with Dean Witter, Discover & Co.) (the "Morgan Stanley Stockholders") were converted into New Class B Common Stock such that, after giving effect to such conversion, but not giving effect to the Offering, the Morgan Stanley Stockholders owned, in the aggregate, 49% of the outstanding New Class A Common Stock, and (v) each share of New Common Stock was split into 706 shares of New Common Stock.
Holders of New Class B Common Stock have no right to vote on matters submitted to a vote of stockholders, except in certain circumstances. Shares of the New Class B Common Stock have no preemptive or other subscription rights and are convertible into an equal number of shares of New Class A Common Stock (1) at the option of the holder thereof to the extent that, following such conversion, the Morgan Stanley Stockholders will not, in the aggregate, own more than 49% of the outstanding shares of New Class A Common Stock, and (2) automatically upon the transfer of such shares by any Morgan Stanley Stockholder to a person that is not a Morgan Stanley Stockholder or an affiliate of a Morgan Stanley Stockholder. The Morgan Stanley Stockholders owned approximately 91% of the outstanding shares of ARM's common stock prior to the Offering and approximately 53% following the Offering.


No person has the direct or indirect power to control Morgan Stanley, Dean Witter, Discover & Co., except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley, Dean Witter, Discover & Co., is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 13% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley, Dean Witter, Discover & Co., and its predecessor.


Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of Separate Account II. Total fees paid to ARM by National Integrity for management services in 1995 and 1996, including services applicable to Separate Account II, were $5,640,827 and $6,007,766, respectively.



National Integrity is the custodian for the shares of Portfolios owned by Separate Account II. Investors Fiduciary Trust Company is the custodian for the shares of stocks owned by the Select Ten Plus Division of Separate Account II. The shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Services, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.



PART 2 - DISTRIBUTION OF THE CONTRACTS


ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6.5% of initial contributions. The amount of distribution allowances paid was $51,204, $123,719 and $684,838 for the years ended December 31, 1996, 1995, and 1994, respectively. No distribution allowances were retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.


PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II



INVESTMENT RESTRICTIONS



The investment objective of the Division is to seek total return. The Division's investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Division's fundamental investment limitations which cannot be changed without shareholder approval.



The Division :

1. May not borrow money, except that the Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).



2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Division may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.



3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.



4. May not make loans if, as a result, more than 33 1/3% of the Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.



5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Division from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Division's non-fundamental operating policies which may be changed by the Board of Managers of the Division without shareholder approval.



The Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.



2. Purchase securities on margin, except that the Division may obtain such short-term credits as are necessary for the clearance of transactions.



3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.



4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.



5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.



Except for the fundamental investment limitations listed above and the Division's investment objective, the other investment policies described in the prospectus and this SAI are not fundamental and may be changed with the approval of the Division's Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Division's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Division's assets will not constitute a violation of that restriction.



INVESTMENT POLICIES AND TECHNIQUES



The following information supplements the discussion of the Division's investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."



LENDING OF PORTFOLIO SECURITIES. The Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser deem qualified, but only when the borrower maintains with the Division's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Division is authorized to lend, the Division does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Division will retain authority to terminate any loans at any time. The Division may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Division will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Division will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Division's interest.



REPURCHASE AGREEMENTS. The Division may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Division's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which the Division enters into repurchase agreements to evaluate those risks. The Division may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.



PART 4 - MANAGEMENT OF THE SELECT TEN PLUS DIVISION OF SEPARATE ACCOUNT II



BOARD OF MANAGERS OF THE SELECT TEN PLUS DIVISION



The business and affairs of the Division are managed under the direction of a Board of Managers, currently consisting of five (5) members (MANAGERS), according to a set of rules adopted by the Board of Managers called "Rules and Regulations of the Select Ten Plus Division of Separate Account II." The Board of Managers has responsibility for the investment management related operations of the Division and matters arising under the 1940 Act. The Board of Managers does not have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are National Integrity's responsibility. The day-to-day operations of the Division are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of the Division, together with information as to their principal business occupations during the past five years, are set forth below.


Name, Age and Address   Other Business Activities in Past 5 Years
---------------------   -----------------------------------------


John R. Lindholm (49)*  President of Integrity and Vice President-Chief
515 West Market Street  Marketing Officer of National Integrity, since
Louisville, KY 40202    November 26, 1993; Executive Vice President- Chief
                        Marketing Officer of ARM Financial Group, Inc., since
                        July 27, 1993; Chief Marketing Officer of Analytical
                        Risk Management, L.P., since March 1992; Chief
                        Marketing Officer and a Managing Director of the ICH
                        Capital Management Group, ICH Corporation,
                        Louisville, Kentucky, June 1990 to February 1992;
                        prior thereto, Chief Marketing Officer and Managing
                        Director of Capital Holding Corporation's
                        Accumulation and Investment Group. Director of the mutual funds in the State Bond Group of mutual funds, June 1995 to December 1996.



John Katz (59)          Investment  banker,  since January 1991; Chairman and
10 Hemlock Road         Chief Executive Officer, Sam's Restaurant Group, Inc.
Hartsdale, NY 10530     (a  restaurant  holding company), June 1991 to August
                        1992;  Executive Vice President, Equitable Investment
                        Corporation  (an  indirect wholly-owned subsidiary of
                        The  Equitable  Life  Assurance Society of the United
                        States,   through  which  it  owns  and  manages  its
                        investment operations), January 1989 to January 1991;
                        and   Senior  Vice  President,  Equitable  Investment
                        Corporation, December 1985 to January 1989. Director of the mutual funds in the State Bond Group of mutual funds, June 1995 to December 1996.



Theodore S. Rosky (60)  Retired,  since April 1992; Executive Vice President,
2304 Speed Avenue       Capital  Holding  Corporation, December 1991 to April
Louisville, KY 40205    1992;  prior  thereto,  Executive  Vice President and
                        Chief Financial Officer, Capital Holding Corporation.
                        Director of the mutual funds in the State Bond Group of mutual funds, June 1995 to December 1996.

Name, Age and Address   Other Business Activities in Past 5 Years
---------------------   -----------------------------------------


William B. Faulkner     President,  William Faulkner and Associates, business
(70) and institutional adviser, since 1986; Consultant to 240 East Plato Blvd. A m erican Hoist & Derrick Company, construction St. Paul, Minnesota equipment manufacturer, 1986 to 1989; prior thereto,
55107                   Vice   President  and  Assistant  to  the  President,
                        American Hoist & Derrick Company. Director of the mutual funds in the State Bond Group of mutual funds, June 1984 to December 1996.



Chris LaVictoire Mahai  Senior  Vice  President,  Markets  and Products Unit,
(42)                    Star Tribune/Cowles Media Company, since August 1995;
425 Portland Avenue Vice President, Marketing Director, Star Tribune, Minneapolis, MN 55488 s i nce September 1992; self-employed consultant, marketing services, 1990 to 1992; prior thereto, Senior Vice President of Corporate Relations and marketing, First Bank System, Inc. Director of the funds in the State Bond Group of mutual funds, January 1992 to December 1996.



* Mr Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with ARM Financial Group, Inc.



THE INVESTMENT ADVISER



Integrity Capital Advisors serves as the investment adviser to the Division pursuant to an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.



Subject to the direction of the Board of Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of the Division other than those investment advisory services performed by the sub-adviser. These services include, but are not limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for the Division, (ii) providing the Division, at Integrity Capital Advisor's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of the Division, (iii) making its officers and employees available to the Board of Managers and officers of the Division for consultation and discussions regarding the supervision and administration of the Division, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by the Division of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by the Division of all federal, state and local tax returns and reports of the Division required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to Owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to the Division as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing the Division, at Integrity Capital Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Integrity Capital Advisors are described in the prospectus.



Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Division in the event that at any time a sub-adviser is not engaged to manage the assets of the Division. In such event, Integrity Capital Advisors will be entitled to, in addition to its usual compensation for services as investment adviser, a fee that would otherwise be paid to the sub-adviser. The Division pays Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets up to $100 million and .40% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisors will pay a portion of those fees to Bankers Trust Global Asset Management

Services for its services under the sub-advisory agreement at an annual rate of
 .25% of the Division's average daily net assets up to $100 million and .15% of the Division's average daily net assets in excess of $100 million.



Integrity Capital Advisors has agreed to reimburse the Division for operating expenses (excluding management fees) above an annual rate of .10% of average net assets for the Division. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1998.


THE SUB-ADVISER


Bankers Trust Global Asset Management Services (BANKERS TRUST GLOBAL), a unit of Bankers Trust, serves as the sub-adviser to the Division and in that capacity provides investment advisory services for the Division including security selection. Subject to the supervision of the Board of Managers and Integrity Capital Advisors, Bankers Trust Global will provide a continuous investment program for the Division and will determine the composition of its assets, including determinations with respect to the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. Bankers Trust Global will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. Bankers Trust Global will receive a monthly fee for its services based on an annual rate of .25% of the Division's average daily net assets up to $100 million and .15% of the Division's average daily net assets in excess of $100 million.


PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE


Investment decisions for the Division are made by Bankers Trust Global, subject to the supervision of the Board of Managers of the Division and Integrity Capital Advisors. Bankers Trust Global has investment advisory clients other than the Division. A particular security may be bought or sold by Bankers Trust Global for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by Bankers Trust Global. Although there is no specified formula for allocating such transactions, the various allocation methods used by Bankers Trust Global, and the results of such allocations, are subject to the periodic review by Integrity Capital Advisors and the Board of Managers of the Division.



Bankers Trust Global places all orders for the purchase and sale of securities, options, and futures contracts for the Division through a substantial number of brokers and dealers. In executing transactions, Bankers Trust Global will attempt to obtain the best execution for the Division taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for the Division, Bankers Trust Global may pay higher commission rates than the lowest available when Bankers Trust Global believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and Bankers Trust Global may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.



It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Bankers Trust Global may receive research services for the Division from many broker-dealers with which Bankers Trust Global places the Division's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to Bankers Trust Global and its affiliates in advising its various clients (including the Division), although not all of these services are necessarily useful and of value in managing the Division. The sub-advisory fee paid by Integrity Capital Advisors to Bankers Trust Global is not reduced because Bankers Trust Global and its affiliates receive such services.



As permitted by Section 28(e) of the Securities Exchange Act of 1934, Bankers Trust Global may cause the Division to pay a broker-dealer a disclosed commission for effecting a securities transaction for the Division in excess of the commission which another broker-dealer would have charged for effecting that transaction in recognition of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).



Bankers Trust Global may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of Bankers Trust Global where, in the judgment of Bankers Trust Global, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may receive and retain compensation for effecting portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if: (i) the transaction is "executed" on the floor of the exchange by another broker that is not an "associated person" of the affiliated broker-dealer or sub-adviser, or (ii) if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to execute the transaction on the exchange and receive and retain such compensation. The sub-advisory agreement provides that Bankers Trust Global may retain compensation on transactions effected for the Division in accordance with the terms of these rules.



SEC rules further require that commissions paid to such an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Bankers Trust Global and will review these procedures periodically.


PART 6 - PERFORMANCE INFORMATION


Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000 and will not reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge is not reflected because the contracts are designed for long term investment.
An assumed initial investment of $60,000 will be used because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations.
The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in the value of a hypothetical historical investment in the Option over certain periods, including 1, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.


CURRENT YIELD and EFFECTIVE YIELD are calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

               Effective Yield = {(Base Period Return) + 1)(365/7)} - 1


                                              NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                                              PINNACLE
                                                          VARIABLE ANNUITY
For the period ending:  12/31/97                                                                                    All figures are
                                                                                                                         unaudited.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN - Reflects all historical investment results, less all charges. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.

RETURNS WITHOUT SURRENDER CHARGES
                                                                                                   CUMULATIVE TOTAL RETURN
                                                                              YEAR-TO-     ----------------------------------------
                                                    INCEPTION    CURRENT        DATE                                        LIFE OF
VARIABLE OPTIONS                                     DATE (1)   UNIT VALUE     RETURN      3 YEAR     5 YEAR      10 YEAR     FUND
-----------------------------------------------------------------------------------------------------------------------------------
    BT Insurance Funds Trust - EAFE Equity Index     6/21/96   $  9.884336      0.40%        n/a        n/a         n/a       1.35%
    BT Insurance Funds Trust - Equity 500 Index     12/31/92     10.324079     26.77       101.62     104.30        n/a     104.30
    BT Insurance Funds Trust - Small Cap Index       8/13/96      9.848390     23.98         n/a        n/a         n/a      37.32
    Fidelity's VIP Equity-Income                     10/9/86     10.422097     26.38        90.98     134.04      309.79    299.24
    Fidelity's VIP II Contrafund                      1/3/95      9.905060     22.47         n/a        n/a         n/a     101.88
    Fidelity's VIP III Growth & Income              12/31/96     10.307084     28.34         n/a        n/a         n/a      28.34
    Fidelity's VIP III Growth Opportunities           1/3/95     10.650617     28.20         n/a        n/a         n/a      95.57
    Harris Bretall Sullivan & Smith Equity Growth    1/12/93     19.546358     32.92        94.14       n/a         n/a      95.46
    Janus Aspen Series Balanced                      9/13/93     10.008238     20.45        69.95       n/a         n/a      80.52
    Janus Aspen Series Capital Appreciation*          5/1/97     10.027685     25.46         n/a        n/a         n/a      25.46
    Janus Aspen Series Worldwide Growth              9/13/93      9.928728     20.51        92.75       n/a         n/a     129.02
    JPM Bond                                          1/3/95     10.156801      7.47         n/a        n/a         n/a      22.49
    JPM International Equity                          1/3/95     10.193212      4.01         n/a        n/a         n/a      24.40
    Morgan Stanley Asian Equity                     12/31/91      9.225954    -43.38       -39.31       1.85        n/a      26.79
    Morgan Stanley Emerging Markets Debt              2/1/94     10.883157     15.75       116.34       n/a         n/a      64.70
    Morgan Stanley High Yield                        8/31/92     10.190225     11.22        52.57      70.10        n/a      70.87
    Morgan Stanley U.S. Real Estate                  1/31/95     10.378178     22.88         n/a        n/a         n/a     102.08
    Scudder Kemper Value                             1/12/93     23.667902     28.71       126.99       n/a         n/a     136.68
    Zweig Asset Allocation                           3/26/93     17.384880     20.30        63.24       n/a         n/a      73.85
    Zweig Equity (Small Cap)                         1/14/93     18.135989     23.42        72.44       n/a         n/a      81.36


                                                             AVERAGE ANNUAL RETURN
                                                     ----------------------------------------------
                                                                                            LIFE OF
                                                     1 YEAR    3 YEAR    5 YEAR   10 YEAR     FUND
---------------------------------------------------------------------------------------------------
    BT Insurance Funds Trust - EAFE Equity Index      0.40%      n/a      n/a       n/a       0.88%
    BT Insurance Funds Trust - Equity 500 Index      26.77      26.33    15.36      n/a      15.36
    BT Insurance Funds Trust - Small Cap Index       23.98       n/a      n/a       n/a      25.78
    Fidelity's VIP Equity-Income                     26.38      24.07    18.54     15.15     13.12
    Fidelity's VIP II Contrafund                     22.47       n/a      n/a       n/a      26.46
    Fidelity's VIP III Growth & Income               28.34       n/a      n/a       n/a      28.36
    Fidelity's VIP III Growth Opportunities          28.20       n/a      n/a       n/a      25.12
    Harris Bretall Sullivan & Smith Equity Growth    32.92      24.75     n/a       n/a      14.45
    Janus Aspen Series Balanced                      20.45      19.34     n/a       n/a      14.73
    Janus Aspen Series Capital Appreciation*          n/a        n/a      n/a       n/a      40.43
    Janus Aspen Series Worldwide Growth              20.51      24.45     n/a       n/a      21.26
    JPM Bond                                          7.47       n/a      n/a       n/a       7.01
    JPM International Equity                          4.01       n/a      n/a       n/a       7.57
    Morgan Stanley Asian Equity                     -43.38     -15.33      .37      n/a       4.03
    Morgan Stanley Emerging Markets Debt             15.75      29.33     n/a       n/a      13.60
    Morgan Stanley High Yield                        11.22      15.12    11.21      n/a      10.57
    Morgan Stanley U.S. Real Estate                  22.88       n/a      n/a       n/a      27.29
    Scudder Kemper Value                             28.71      31.42     n/a       n/a      18.94
    Zweig Asset Allocation                           20.30      17.75     n/a       n/a      12.30
    Zweig Equity (Small Cap)                         23.42      19.92     n/a       n/a      12.75


                                       10

For the period ending:  12/31/97                                                                                   All figures are
                                                                                                                        unaudited.

STANDARD AVERAGE ANNUAL TOTAL RETURN - Reflects all historical investment results, less all charges and deductions applied against the subaccount.
Includes any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but excludes deductions for applicable premium tax charges. Surrender charges are 7% in year one, declining 1% annually in years one through seven, 0% thereafter.


RETURNS WITH SURRENDER CHARGES                                    CUMULATIVE TOTAL RETURN
                                                               -----------------------------------------
                                                    INCEPTION                                   LIFE OF
VARIABLE OPTIONS                                     DATE (1)  3 YEAR     5 YEAR      10 YEAR     FUND
--------------------------------------------------------------------------------------------------------
    BT Insurance Funds Trust - EAFE Equity Index      6/21/96    n/a        n/a         n/a       -4.65%
    BT Insurance Funds Trust - Equity 500 Index      12/31/92   96.62     101.30        n/a      102.30
    BT Insurance Funds Trust - Small Cap Index        8/13/96    n/a        n/a         n/a       31.32
    Fidelity's VIP Equity-Income                      10/9/86   85.98     131.04      309.79     299.24
    Fidelity's VIP II Contrafund                       1/3/95    n/a        n/a         n/a       96.88
    Fidelity's VIP III Growth & Income               12/31/96    n/a        n/a         n/a       22.34
    Fidelity's VIP III Growth Opportunities            1/3/95    n/a        n/a         n/a       90.57
    Harris Bretall Sullivan & Smith Equity Growth     1/12/93   89.14       n/a         n/a       92.46
    Janus Aspen Series Balanced                       9/13/93   64.95       n/a         n/a       77.52
    Janus Aspen Series Capital Appreciation*           5/1/97    n/a        n/a         n/a       18.46
    Janus Aspen Series Worldwide Growth               9/13/93   87.75       n/a         n/a      126.02
    JPM Bond                                           1/3/95    n/a        n/a         n/a       17.49
    JPM International Equity                           1/3/95    n/a        n/a         n/a       19.40
    Morgan Stanley Asian Equity                      12/31/91  -44.31      -1.15        n/a       25.79
    Morgan Stanley Emerging Markets Debt               2/1/94  111.34       n/a         n/a       60.70
    Morgan Stanley High Yield                         8/31/92   47.57      67.10        n/a       68.87
    Morgan Stanley U.S. Real Estate                   1/31/95    n/a        n/a         n/a       97.08
    Scudder Kemper Value                              1/12/93  121.99       n/a         n/a      133.68
    Zweig Asset Allocation                            3/26/93   58.24       n/a         n/a       70.85
    Zweig Equity (Small Cap)                          1/14/93   67.44       n/a         n/a       78.36


                                                           SEC STANDARDIZED
                                                             AVERAGE ANNUAL RETURN
                                                     ----------------------------------------------
                                                                                            LIFE OF
                                                     1 YEAR    3 YEAR    5 YEAR   10 YEAR     FUND
---------------------------------------------------------------------------------------------------
    BT Insurance Funds Trust - EAFE Equity Index     -6.60%      n/a      n/a      n/a       -3.07%
    BT Insurance Funds Trust - Equity 500 Index      19.77      25.28    15.36     n/a       15.14
    BT Insurance Funds Trust - Small Cap Index       16.98       n/a      n/a      n/a       21.78
    Fidelity's VIP Equity-Income                     19.38      22.98    18.54    15.15      13.12
    Fidelity's VIP II Contrafund                     15.47       n/a      n/a      n/a       25.41
    Fidelity's VIP III Growth & Income               21.34       n/a      n/a      n/a       22.36
    Fidelity's VIP III Growth Opportunities          21.20       n/a      n/a      n/a       24.05
    Harris Bretall Sullivan & Smith Equity Growth    25.92      23.67     n/a      n/a       14.09
    Janus Aspen Series Balanced                      13.45      18.15     n/a      n/a       14.28
    Janus Aspen Series Capital Appreciation*          n/a        n/a      n/a      n/a       28.86
    Janus Aspen Series Worldwide Growth              13.51      23.36     n/a      n/a       20.89
    JPM Bond                                           .47       n/a      n/a      n/a        5.53
    JPM International Equity                         -2.99       n/a      n/a      n/a        6.10
    Morgan Stanley Asian Equity                     -50.38     -17.72      .37     n/a        3.90
    Morgan Stanley Emerging Markets Debt              8.75      28.33     n/a      n/a       12.89
    Morgan Stanley High Yield                         4.22      13.85    11.21     n/a       10.32
    Morgan Stanley U.S. Real Estate                  15.88        n/a     n/a      n/a       26.20
    Scudder Kemper Value                             21.71      30.45     n/a      n/a       18.64
    Zweig Asset Allocation                           13.30      16.53     n/a      n/a       11.89
    Zweig Equity (Small Cap)                         16.42      18.75     n/a      n/a       12.37


                                                                     11

  NATIONAL INTEGRITY LIFE INSURANCE COMPANY
               PINNACLE
           VARIABLE ANNUITY

For the period ending:  12/31/97                                                                                   All figures are
                                                                                                                        unaudited.

                                                                      CALENDAR YEAR RETURNS
                                                                        WITHOUT SURRENDER CHARGES
                                                               --------------------------------------------------------------
                                                    INCEPTION
VARIABLE OPTIONS                                      DATE(1)  1993           1994         1995         1996            1997
-----------------------------------------------------------------------------------------------------------------------------
    BT Insurance Funds Trust - EAFE Equity Index      6/21/96    n/a           n/a          n/a          0.94%  *       0.40%
    BT Insurance Funds Trust - Equity 500 Index      12/31/92    4.55         -3.08        32.15        20.35          26.77
    BT Insurance Funds Trust - Small Cap Index        8/13/96    n/a           n/a          n/a         10.76   *      23.98
    Fidelity's VIP Equity-Income                      10/9/86   16.70          5.01        34.05        12.73          26.38
    Fidelity's VIP II Contrafund                       1/3/95    n/a           n/a         37.86  *     19.57          22.47
    Fidelity's VIP III Growth & Income               12/31/96    n/a           n/a          n/a          n/a           28.34
    Fidelity's VIP III Growth Opportunities            1/3/95    n/a           n/a         30.76  *     16.67          28.20
    Harris Bretall Sullivan & Smith Equity Growth     1/12/93   -1.91  *       2.64        29.93        12.42          32.92
    Janus Aspen Series Balanced                       9/13/93    6.77  *       -.51        23.11        14.60          20.45
    Janus Aspen Series Capital Appreciation*           5/1/97    n/a           n/a          n/a          n/a           25.46 *
    Janus Aspen Series Worldwide Growth               9/13/93   18.62  *        .17        25.66        27.28          20.51
    JPM Bond                                           1/3/95    n/a           n/a         13.36  *       .54           7.47
    JPM International Equity                           1/3/95    n/a           n/a          7.16  *     11.62           4.01
    Morgan Stanley Asian Equity                      12/31/91  102.53        -17.14         5.21         1.88         -43.38
    Morgan Stanley Emerging Markets Debt               2/1/94    n/a         -23.87  *     25.75        48.64          15.75
    Morgan Stanley High Yield                         8/31/92   18.31         -5.76        21.29        13.10          11.22
    Morgan Stanley U.S. Real Estate                   1/31/95    n/a           n/a         19.58  *     37.53          22.88
    Scudder Kemper Value                              1/12/93    6.47  *      -2.07        43.65        22.78          28.71
    Zweig Asset Allocation                            3/26/93    7.49  *       -.92        19.75        13.32          20.30
    Zweig Equity (Small Cap)                          1/14/93    7.29  *      -1.97        19.54        16.87          23.42


                                                       SEC STANDARDIZED
                                                        AVERAGE ANNUAL RETURN
                                                     ---------------------------------------------
                                                                                           LIFE OF
                                                     1 YEAR    3 YEAR    5 YEAR   10 YEAR    FUND
--------------------------------------------------------------------------------------------------
    BT Insurance Funds Trust - EAFE Equity Index      0.40%      n/a      n/a      n/a      0.88%
    BT Insurance Funds Trust - Equity 500 Index       26.77     26.33    15.36     n/a      15.36
    BT Insurance Funds Trust - Small Cap Index        23.98      n/a      n/a      n/a      25.78
    Fidelity's VIP Equity-Income                      26.38     24.07    18.54    15.15     13.12
    Fidelity's VIP II Contrafund                      22.47      n/a      n/a      n/a      26.46
    Fidelity's VIP III Growth & Income                28.34      n/a      n/a      n/a      28.36
    Fidelity's VIP III Growth Opportunities           28.20      n/a      n/a      n/a      25.12
    Harris Bretall Sullivan & Smith Equity Growth     32.92     24.75     n/a      n/a      14.45
    Janus Aspen Series Balanced                       20.45     19.34     n/a      n/a      14.73
    Janus Aspen Series Capital Appreciation*           n/a       n/a      n/a      n/a      40.43
    Janus Aspen Series Worldwide Growth               20.51     24.45     n/a      n/a      21.26
    JPM Bond                                           7.47      n/a      n/a      n/a       7.01
    JPM International Equity                           4.01      n/a      n/a      n/a       7.57
    Morgan Stanley Asian Equity                      -43.38    -15.33      .37     n/a       4.03
    Morgan Stanley Emerging Markets Debt              15.75     29.33     n/a      n/a      13.60
    Morgan Stanley High Yield                         11.22     15.12    11.21     n/a      10.57
    Morgan Stanley U.S. Real Estate                   22.88      n/a      n/a      n/a      27.29
    Scudder Kemper Value                              28.71     31.42     n/a      n/a      18.94
    Zweig Asset Allocation                            20.30     17.75     n/a      n/a      12.30
    Zweig Equity (Small Cap)                          23.42     19.92     n/a      n/a      12.75

    Notes:
n/a Not applicable.
  * Partial-year returns (italicized) are calculated from the inception date through year-end.
(1) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

PERFORMANCE COMPARISONS



Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.



Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.



The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:



The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.



The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.



The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.



The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.



The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.



The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.



The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.



The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.



The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.



The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.



The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.



The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.



The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.



The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.



The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German Deutsche mark and Netherlands guilder.



The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.



The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.



The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.



The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.



The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.



Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.



The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.



The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.



The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.



The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.



STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.



Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.



Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.



The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.



The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.



In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by National Integrity or any of the sub-advisers derived from such indices or averages.



For those Variable Account Options which have not been investment divisions within Separate Account II for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance such Options would have achieved (reduced by the applicable charges) had they been investment divisions within Separate Account II for the period quoted.



INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.



PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES



The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.



PART 8 - DETERMINATION OF ANNUITY UNIT VALUES



The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% or 3.5% a year. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:



  * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or



  * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.



Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.



All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.



The amounts of variable annuity payments are determined as follows:



Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where National Integrity's current annuity rates are used, contributions in the current and five prior participation years will qualify for National Integrity's current individual annuity rates applicable to funds derived from sources outside National Integrity. The balance of the proceeds will qualify for National Integrity's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.



Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.



ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).



If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.



For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date National Integrity receives a written request for lump sum payment of remaining values. Assets held in Separate Account II are at least equal to all statutory reserves required for such Separate Account.



PART 9 - FINANCIAL STATEMENTS



Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of Separate Account II. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.



The financial statements of Separate Account II as of December 31, 1997, and for the periods indicated in the financial statements and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1997 and 1996 included herein have been audited by Ernst & Young LLP as set forth in their reports. No financial statements of the Division are included because as of the date of this SAI, the Division had not yet commenced operations.



The financial statements of National Integrity should be distinguished from the financial statements of Separate Account II and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contracts. They should not be considered as relating to the investment performance of the assets held in Separate Account II.

                                        PART C

                                  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       FINANCIAL STATEMENTS INCLUDED IN PART A:

          Part 1 - Financial Information

          FINANCIAL STATEMENTS INCLUDED IN PART B:

          SEPARATE ACCOUNT II:


          Report of Independent Auditors*
          Statement of Assets and Liabilities as of December 31, 1997* Statement of Operations for the Year Ended December 31, 1997* Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996*
          Notes to Financial Statements*

          NATIONAL INTEGRITY LIFE INSURANCE COMPANY:

          Report of Independent Auditors*
          Balance Sheets (Statutory Basis) as of December 31, 1997 and 1996* Statements of Operations (Statutory Basis) for the Years Ended
               December  31, 1997 and 1996*
          Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended
               December 31, 1997 and 1996*
          Statements of Cash Flows (Statutory Basis) for the Years Ended
               December 31, 1997 and 1996*
          Notes to Financial Statements*

*To be filed by amendment


(b)       EXHIBITS:

          The following exhibits are filed herewith:

          1. Resolutions of the Board of Directors of National Integrity Life Insurance Company (NATIONAL INTEGRITY) and Certification of Chief Executive Officer authorizing the establishment of the Separate Account II, the Registrant. Incorporated by reference from Registrant's registration statement filed on August 20, 1992.

          2.        Not applicable.

          3.(a) Form of Selling/General Agent Agreement among National Integrity, Integrity Financial Services, Inc. (IFS) and Painewebber Incorporated, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-4 filed October 23, 1992.

          3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

          4.(a) Form of trust agreement. Incorporated by reference from Registrant's registration statement filed on August 20, 1992.

          4.(b) Form of group variable annuity contract. Incorporated by reference from Form N-4 registration statement (File No. 33-56658).

          4.(c) Form of variable annuity certificate. Incorporated by reference from Form N-4 registration statement (File No. 33-56658).

          4.(d) Form of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's registration statement filed on October 23, 1992.

          5. Form of application. Incorporated by reference from post-effective amendment no.1 to Registrant's Form S-1 registration statement (File No. 33-51122).

          6.(a) Certificate of Incorporation of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119).

          6.(b) By-Laws of National Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-33119).

          7.(a) Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51126), filed on April 28, 1995.

          7.(b) Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

          8. Form of Participation Agreement among Integrity Series Fund, Inc., National Integrity and IFS incorporated by reference to Registrant's registration statement on Form N-4 filed August 20, 1992.


          9. Opinion and Consent of Kevin L. Howard. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51126), filed on October 22, 1997.

          10.       Consents of Ernst & Young LLP (to be filed by amendment)


          11.       Not applicable.

          12.       Not applicable.

          13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's registration statement (File No. 33-51126) filed on May 1, 1996.

          14.       Not applicable.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor.



Directors:
----------

Name and Principal Business Address          Position and Offices with National Integrity
-----------------------------------          --------------------------------------------
Kenneth F. Clifford                          Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York  10020

Dudley J. Godfrey, Jr.                       Director
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202-3590

Donald B. Henderson, Jr.                     Director
LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street
New York, New York  10019-4513

John R. Lindholm                             Director and President
ARM Financial Group, Inc.
515 West Market Street
Louisville, Kentucky  40202

Edward D. Powers                             Director
6064 Shipyard Lane
Easton, Maryland  21601

Colin F. Raymond                             Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York  10020

Martin H. Ruby                               Director, Chairman of the Board and Chief
ARM Financial Group Inc.                     Executive Officer
515 West Market Street
Louisville, Kentucky  40202

Irwin T. Vanderhoof                          Director
18 Two Bridges Road
Towaco, New Jersey

Peter R. Vogelsang                           Director
Morgan Stanley Group Inc.
1221 Avenue of the Americas
New York, New York  10020

Edward L. Zeman                              Director, Executive Vice President and Chief Financial
ARM Financial Group, Inc.                    Officer
515 West Market Street
Louisville, Kentucky  40202


SELECTED OFFICERS:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville, Kentucky 40202.)



Name and Principal Business Address          Position and Offices with National Integrity
-----------------------------------          --------------------------------------------
Robert H. Scott                              Executive Vice President, General Counsel and Secretary

Dennis L. Carr                               Executive Vice President and Chief Actuary

David E. Ferguson                            Executive Vice President and Chief Technology
                                             Officer

John R. McGeeney                             Executive Vice President-Retail Business Division

Patricia L. Winter                           Executive Vice President-Investment Assurance
                                             and Institutional Products

Michael A. Cochran                           Tax Officer

Peter S. Resnik                              Treasurer

Barry G. Ward                                Controller



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH NATIONAL INTEGRITY OR REGISTRANT


          National Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio stock life insurance corporation. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and disbursing agency.


          In June 1997, ARM Financial completed an initial public offering (the "Offering") of 9.2 million shares of Class A common stock, par value of $.01 per share (the "New Class A Common Stock"), of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by the Morgan Stanley Stockholders (as defined below). Concurrent with the closing of the Offering, ARM Financial amended and restated its Certificate of Incorporation to effectuate a recapitalization such that (i) the common equity of ARM Financial consists of New Class A Common Stock and Class B Non-Voting Common Stock, par value of $.01 per share (the "New Class B Common Stock" and, together with the New Class A Common Stock, the "New Common Stock"), (ii) authorized shares of the New Class A Common Stock and New Class B common Stock were increased to 150 million shares and 50 million shares, respectively, (iii) each outstanding share of common stock of ARM Financial was converted into one share of New Class A Common Stock, (iv) certain shares of the New Class A Common Stock owned by private equity funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the successor to Morgan Stanley Group Inc. in its merger with Dean Witter, Discover & Co.) (the "Morgan Stanley Stockholders") were converted into New Class B Common Stock such that, after giving effect to such conversion, but not giving effect to the Offering, the Morgan Stanley Stockholders owned, in the aggregate, 49% of the outstanding New Class A Common Stock, and (v) each share of New Common Stock was split into 706 shares of New Common Stock. Holders of New Class B Common Stock have no right to vote on matters submitted to a vote of stockholders, except in certain circumstances. Shares of the New Class B Common Stock have no preemptive or other subscription rights and are convertible into an equal number of shares of New Class A Common Stock (1) at the option of the holder thereof to the extent that, following such conversion, the Morgan Stanley Stockholders will not, in the aggregate, own more than 49% of the outstanding shares of New Class A Common Stock, and (2) automatically upon the transfer of such shares by any Morgan Stanley Stockholder to a person that is not a Morgan Stanley Stockholder or an affiliate of a Morgan Stanley Stockholder. The Morgan Stanley Stockholders owned approximately 91% of the outstanding shares of ARM Financial's common stock prior to the Offering and approximately 53% following the Offering.

     No person has the direct or indirect power to control Morgan Stanley, Dean Witter, Discover & Co. except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley, Dean Witter, Discover & Co. is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 13% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley, Dean Witter, Discover & Co. and its predecessor.


     The following is a complete list of the subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. All subsidiaries are wholly owned by their immediate parent company and are incorporated in Delaware, except where noted otherwise in parentheses.


                              "MORGAN STANLEY" COMPANIES

Fourth Street Development Co. Incorporated
Fourth Street Ltd.
Jolter Investments Inc.
Morgan Rundle Inc.
          MR Ventures Inc.
Morgan Stanley & Co. Incorporated
          Morgan Stanley Flexible Agreements Inc.
          MS Securities Services Inc.
          Prime Dealer Services Corp.
Morgan Stanley ABS Capital I Inc.
Morgan Stanley ABS Capital II Inc.
Morgan Stanley Advisory Partnership Inc.
Morgan Stanley Asset Funding Inc.
Morgan Stanley Asset Management (CPO) Inc.
Morgan Stanley Asset Management Inc.
          Morgan Stanley Asset Management Holdings Inc.
               Miller Anderson & Sherrerd, LLP (Pennsylvania)
                    MAS Fund Distribution, Inc. (Pennsylvania)
          Morgan Stanley Global Franchise Inc.
Morgan Stanley Baseball, Inc.
Morgan Stanley Capital Group Inc.
Morgan Stanley Capital I Inc.
Morgan Stanley Capital (Jersey) Limited (Jersey, Channel Is.) Morgan Stanley Capital Partners III, Inc.
Morgan Stanley Capital Services Inc.
Morgan Stanley Commercial Mortgage Capital, Inc.
Morgan Stanley Commodities Management, Inc.
Morgan Stanley Derivative Products Inc.
Morgan Stanley Developing Country Debt II, Inc.
Morgan Stanley Emerging Markets Inc.
Morgan Stanley Equity (C.I.) Limited (Jersey, Channel Is.)
Morgan Stanley Equity Finance Limited (England)
Morgan Stanley Equity Investors Inc.
Morgan Stanley Finance (Jersey) Limited (Jersey)
Morgan Stanley Global Emerging Markets, Inc. (Jersey, Channel Is.) Morgan Stanley Insurance Agency Inc.
Morgan Stanley International Incorporated
          Bank Morgan Stanley AG (Switzerland)
          Morgan Stanley AOZT (Russia)
          Morgan Stanley Asia (China) Limited (Hong Kong)
          Morgan Stanley Asia Holdings I Inc.
          Morgan Stanley Asia Holdings II Inc.
          Morgan Stanley Asia Holdings III Inc.
          Morgan Stanley Asia Holdings IV Inc.
          Morgan Stanley Asia Holdings V Inc.
          Morgan Stanley Asia Holdings VI Inc.

Morgan Stanley Asia Pacific (Holdings) Limited (Cayman Islands)
          Morgan Stanley Asia Regional (Holdings) I LLC (Cayman Islands)
               Morgan Stanley Asia Limited (Hong Kong)
               Morgan Stanley Futures (Hong Kong) Limited (Hong Kong)
               Morgan Stanley Hong Kong Securities Limited (Hong Kong)
               Morgan Stanley Pacific Limited (Hong Kong)
          Morgan Stanley Asia Regional (Holdings) Ii LLC (Cayman Islands) Morgan Stanley Asia Regional (Holdings) III LLC (Cayman Islands)
               Morgan Stanley Asia (Singapore) Pte (Rep. of Singapore)
               Morgan Stanley Asset Management Singapore Company (Rep. of Singapore)
               Morgan Stanley Capital Group (Singapore) Pte (Rep. of Singapore) Morgan Stanley Futures (Singapore) Pte (Rep. of Singapore)
          Morgan Stanley Asia Regional (Holdings) IV LLC (Cayman Islands) Morgan Stanley Japan (Holdings) Ltd. (Cayman Islands)
               Morgan Stanley Japan Limited (Hong Kong)
Morgan Stanley Asia Pacific (Holdings) I Limited (Cayman Islands)
Morgan Stanley Asia (Taiwan) Ltd. (Rep. of China)
Morgan Stanley Asset & Investment Trust Management Co., Limited (Japan)
Morgan Stanley Australia Limited (Australia)
Morgan Stanley Australia Securities Limited (Australia)
Morgan Stanley Bank Luxembourg S.A. (Luxembourg)
Morgan Stanley Canada Limited (Canada)
Morgan Stanley Capital SA (France)
Morgan Stanley Capital (Luxembourg) S.A. (Luxembourg)
Morgan Stanley Financial Services Beteiligungs GmbH (Germany)
          Morgan Stanley Financial Services GmbH & Co. KG (Germany)
Morgan Stanley Group (Europe) Plc (England)
          Morgan Stanley Asset Management Limited (England)
          Morgan Stanley Capital Group Limited (England)
Morgan Stanley (Europe) Limited (England)
          Morgan Stanley Finance plc (England)
          Morgan Stanley Properties Limited (England)
          Morgan Stanley Property Management (UK) Limited (England)
          Morgan Stanley Services (UK) Limited (England)
          Morgan Stanley UK Group (England)
               Morgan Stanley & Co. International Limited (England)
                    Morgan Stanley Funding Limited Jersey, Channel Is.)
                    Morgan Stanley International Nominees Limited (England)
               Morgan Stanley & Co. Limited (England)
               Morgan Stanley Securities Limited (England)
                    Morstan Nominees Limited (England)
          MS Leasing UK Limited (England)
Morgan Stanley Holding (Deutschland) GmbH (Germany)
          Morgan Stanley Bank AG (Germany)
Morgan Stanley Hong Kong Nominees Limited (Hong Kong)
Morgan Stanley International Insurance Ltd (Bermuda)
Morgan Stanley Latin America Incorporated
          Morgan Stanley Administadora de Carteiras Ltda. (Brazil)
          Morgan Stanley do Brasil Ltda. (Brazil)
          MS Carbocol Advisors Incorporated
          Morgan Stanley Latin American Derivatives Ltd. (Cayman Islands) Morgan Stanley Mauritius Company Limited (Mauritius)
               Morgan Stanley Asset Management India Private Limited (India) Morgan Stanley India Securities Private Limited (India)
                    Morgan Stanley India Private Limited (India)
          Morgan Stanley Middle East Inc.
          Morgan Stanley Offshore Investment Company Ltd. (Cayman Islands) Morgan Stanley S.A. (France)
          Morgan Stanley Services (Jersey) Limited (Jersey, Channel Is.)
          Morgan Stanley SICAV Management S.A. (Luxembourg)
          Morgan Stanley South Africa (Pty) Limited (South Africa)

          Morgan Stanley SPVI (Cayman Islands) LLC (Cayman Islands)
               Farlington Corporation (Ireland)
                    ITALSEC S.r.l. (Italy)
          Morgan Stanley SPV II (Cayman Islands) LLC (Cayman Islands)
          Morgan Stanley (Structured Products) Jersey Limited (Jersey, Channel Is.)
          Morgan Stanley (Thailand) Limited (Thailand)
          Morgan Stanley Wertpapiere GmbH (Germany)
          MS Italy (Holdings) Inc.
               Banca Morgan Stanley SpA (Italy)
          MS LDC, Ltd.
          MSAM/Kokusai (Cayman Islands), Inc. (Cayman Islands)
          MSL Incorporated
Morgan Stanley (Jersey) Limited (Jersey, Channel Is.)
Morgan Stanley LEF I, Inc.
Morgan Stanley Leveraged Capital Fund Inc.
Morgan Stanley Leveraged Equity Fund II, Inc.
          Morgan Stanley Capital Partners Asia Limited (Hong Kong)
Morgan Stanley Leveraged Equity Holdings Inc.
Morgan Stanley Market Products Inc.
Morgan Stanley Mortgage Capital Inc. (New York)
Morgan Stanley Overseas Finance Ltd. (Cayman Islands)
Morgan Stanley Overseas Services (Jersey) Limited (Jersey, Channel Is.)
Morgan Stanley Real Estate Investment Management Inc.
          Morgan Stanley Real Estate Fund, Inc.
               MSREF I, L.L.C.
          MSREF I-CO, L.L.C.
Morgan Stanley Real Estate Investment Management II, Inc.
          MSREF II-CO, L.L.C.
Morgan Stanley Realty Incorporated
          Brooks Harvey & Co., Inc.
          Morgan Stanley Realty of California Inc. (California)
          Morgan Stanley Realty of Illinois Inc.
          Brooks Harvey of Florida, Inc. (Florida)
          Brooks Harvey & Co. of Hawaii, Inc.
          Morgan Stanley Realty Japan Ltd. (Japan)
          BH-MS Realty Inc.
                    BH-MS Leasing Inc.
                         BH-Sartell Inc.
The Morgan Stanley Scholarship Fund Inc. (Not-For-Profit)
Morgan Stanley Senior Funding, Inc.
Morgan Stanley Services Inc.
Morgan Stanley Technical Services Inc.
Morgan Stanley Technical Services MB/VC Inc.
Morgan Stanley Trust Company (New York)
Morgan Stanley Venture Capital Inc.
Morgan Stanley Venture Capital II, Inc.
Morgan Stanley Venture Capital III, Inc.
Morgan Stanley Ventures Inc.
Morstan Development Company, Inc.
          Moranta, Inc. (Georgia)
          Porstan Development Company, Inc. (Oregon)
MS 10020, Inc.
MS 10036, Inc.
MS Capital Cayman Ltd. (Cayman Islands)
MS Financing Inc.
          1585 Broadway Corporation
          Morgan Stanley 750 Building Corp.
          MS Tokyo Properties Ltd. (Japan)
MS Holdings Incorporated
MS Real Estate Special Situations Inc.

MS Real Estate Special Situations GP Inc.
MS Technology Holdings, Inc.
MS Venture Capital (Japan) Inc.
MSAM Holdings II, Inc.
          VK/AC Holding, Inc.
               Van Kampen American Capital, Inc.
                    ACCESS Investor Services, Inc.
                    American Capital Contractual Services, Inc. (New York)
                    Van Kampen American Capital Advisors, Inc.
                    Van Kampen American Capital Asset Management, Inc.
                    Van Kampen American Capital Distributors, Inc.
                    Van Kampen American Capital Exchange Corp. (California)
                    Van Kampen American Capital Insurance Agency of Illinois, Inc. (Illinois)
                    Van Kampen American Capital Insurance Agency of Texas, Inc. (Texas)
                    Van Kampen American Capital Investment Advisory Corp.
                    Van Kampen American Capital Management, Inc.
                    Van Kampen American Capital Recordkeeping Services, Inc. Van Kampen American Capital Trust Company (Texas)
                    Van Kampen Merritt Equity Advisors Corp.
                    VKAC Cayman Limited (Cayman Islands)
                    VK/AC System, Inc.
MSBF Inc.
MSCP III Holdings, Inc.
MSIT Holdings, Inc.
MSPL Co. Inc.
MSREF II, Inc.
          MSREF II, L.L.C.
MSREF Funding, Inc.
MSUH Holdings I, Inc.
          MSUH Holdings II, Inc.
               MS SP Urban Horizons, Inc.
               MS Urban Horizons, Inc.
PG Holdings, Inc.
PG Investors, Inc.
PG Investors II, Inc.
Pierpont Power, Inc. (New York)
Romley Computer Leasing Inc.
Strategic Investments I, Inc.


THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P.
(the general partner of which is Morgan Stanley Leveraged Equity Fund II, Inc.) American Italian Pasta Company
ARM Financial Group, Inc.
CIMIC Holdings Limited
Hamilton Services Limited
PageMart Wireless, Inc.
Jefferson Smurfit Corporation
Risk Management Solutions
Silgan Holding Inc.
          Silgan Corporation
American Color Graphics


"DEAN WITTER, DISCOVER COMPANIES"

Dean Witter Alliance Capital Corporation
Dean Witter Asset Corporation
Dean Witter Capital Corporation
          Dean Witter Advisers Inc.
          Dean Witter Capital Advisers Inc.

          DW Administrators Inc.
          DW Window Coverings Holding, Inc.
Dean Witter Distributors Inc.
Dean Witter Equipment Corporation
          Dean Witter Aviation Capital Inc.
Dean Witter Futures and Currency Management Inc.
Dean Witter InterCapital Inc.
          Dean Witter Services Company Inc.
Dean Witter Realty Inc.
          Cook Street Credit Company (Colorado)
          Cool Springs Inc. (Massachusetts)
          Dean Witter Global Realty Inc.
          Dean Witter Holding Corporation
               Cameron Leasing Corporation
               Civic Center Leasing Corporation
               Lee Leasing Corporation
               Lewiston Leasing Corporation
               Sartell Leasing Corporation
          Dean Witter Leasing Corporation
          Dean Witter Realty Advisors Inc.
          Dean Witter Realty Credit Corporation
          Dean Witter Realty Fourth Income Properties Inc.
          Dean Witter Realty Growth Properties Inc.
          Dean Witter Realty Income Associates I Inc.
          Dean Witter Realty Income Associates II Inc.
          Dean Witter Realty Income Properties I Inc.
          Dean Witter Realty Income Properties II Inc.
          Dean Witter Realty Income Properties III Inc.
          Dean Witter Realty Securitization Inc.
          Dean Witter Realty Yield Plus Assignor Inc.
          Dean Witter Realty Yield Plus Inc.
          Dean Witter Realty Yield Plus II Inc.
          DW Arboretum Plaza Inc.
          DW Bennington Property Inc.
          DW Chesterbrook Investors Inc.
          DW Duportail Investors Inc.
          DW Greycoat Inc.
          DW Morris Drive Incorporated
          DW 1200 Incorporated
          DW Reston Technology Park Inc.
          DW Tech Park II Inc.
          GF Braker Inc.
          Green Orchard Inc. (Massachusetts)
          LLJV Funding Corporation (Massachusetts)
          LS Atlanta Associates Inc.
          LS Bayport, Inc.
          LS Lake, Inc.
          LS Richmond Mall Inc     .
          Realty Management Services In c.
          SBA/DW/CB Temp Inc.
          SBA/DWR, Inc.
Dean Witter Reynolds Inc.
          Dean Witter Reynolds Insurance Agency (Massachusetts ) Inc. (Massachusetts)
          Dean Witter Reynolds Insurance Agency (Ohio) Inc. (Ohio)
          Dean Witter Reynolds Insurance Agency (Oklahoma) Inc. (Oklahoma) Dean Witter Reynolds Insurance Agency (Texas) Inc. (Texas)
          Dean Witter Reynolds Insurance Agency (Alabama) Inc. (Alabama) Dean Witter Reynolds Insurance Services (Arizona) Inc. (Arizona) Dean Witter Reynolds Insurance Services (Arkansas) Inc. (Arkansas) Dean Witter Reynolds Insurance Services (Illinois) Inc. (Illinois)

          Dean Witter Reynolds Insurance Services Inc.
               Dean Witter Reynolds Insurance Agency (Indiana) Inc. (Indiana) Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico) (Puerto
          Rico)
          Dean Witter Reynolds Insurance Services (Maine) Inc. (Maine)
          Dean Witter Reynolds Insurance Services (Montana) Inc. (Montana) Dean Witter Reynolds Insurance Services (New Hampshire) Inc. (New Hampshire)
          Dean Witter Reynolds Insurance Services (South Dakota) Inc. (South Dakota)
          Dean Witter Reynolds Insurance Services (Wyoming) Inc. (Wyoming) DWR Special Partners Inc.
Dean Witter Reynolds International Incorporated
          Dean Witter Reynolds GmbH (Germany)
          Dean Witter Reynolds (Hong Kong) Limited (Hong Kong)
          Dean Witter Reynolds International, Inc. (Panama)
               Dean Witter Reynolds (Geneva) S.A. (Switzerland)
          Dean Witter International Ltd. (U.K.)
               Dean Witter Capital Markets International Itd. (U.K.) (U.K.) Dean Witter Futures Limited (U.K.)
               Dean Witter Reynolds Limited (U.K.)
          Dean Witter Reynolds International, S.A. (France)
          Dean Witter Reynolds (Italy) Inc.
          Dean Witter Reynolds (Luasanne) S.A. (Switzerland)
          Dean Witter Reynolds (Lugano) S.A. (Switzerland)
          Dean Witter Reynolds S.p.A. (Italy)
Dean Witter Reynolds Partners Inc.
          DWR Special Advisors Inc.
Dean Witter Reynolds Venture Equities Inc.
          Dean Witter Venture Management Inc.
Dean Witter Trust FSB (Federal Charter)
Dean Witter Venture Inc.
Demeter Management Corporation
DWD Electronic Financial Services Inc.
          Discover Brokerage Direct Inc. (California)
               Bay One Technologies Group, Inc. (California)
DWR Partnership Administrators Inc.
DWR Wind Technologies Inc.
NOVUS Credit Services
          Bank of New Castle
          Discover Card Bank Limited (Gibraltar)
          Discover Services Corporation
          Greenwood Trust Company
          Mountain Receivables Corp.
          Mountain West Financial Corporation (Utah)
          NOVUS Consumer Discount Company (Pennsylvania)
          NOVUS Development Corporation
          NOVUS Financial Corporation
          NOVUS Financial Corporation of Iowa (Iowa)
          NOVUS Financial Corporation of Minnesota (Minnesota)
          NOVUS Financial Corporation of Tennessee (Tennessee)
          NOVUS Financial Corporation of Washington (Washington)
          NOVUS Services (Canada), Inc. (Canada)
          NOVUS Services, Inc.
          SCFC Receivables Corp.
               Discover Receivables Financing Corporation
               Discover Receivables Financing Group, Inc.
          SCFC Receivables Financing Corporation
          SPS Transaction Services, Inc.
               Hurley State Bank (South Dakota)
               SPS Payment Systems, Inc.
                    MedCash, Inc.
                    Med-Link Technologies, Inc.

                    Quality Asset Management, Inc.
                    Ruf Corporation (Kansas)
                    SPS Commercial Services, Inc.
                    SPS Newco, Inc.
                    SPS Receivables Financing Corporation
          Utah Receivables Financing Corporation
One Water Corporation (Massachusetts)
Reynolds Securities Inc.
Tempo-GP, Inc.
Tempo-LP, Inc.

___________________________
* 95% owned by Morgan Stanley Asset Management Holdings Inc., 3% owned by MSLIncorporated and 2% owned by MS Holdings Incorporated.
**   25% owned by Morgan Stanley Asia Pacific (Holdings) I Limited.
***  25% owned by non-Morgan Stanley entities.

          [THERE ARE NO SUBSIDIARIES OF NATIONAL INTEGRITY. THE FINANCIAL STATEMENTS FOR NATIONAL INTEGRITY ARE NOT CONSOLIDATED WITH ANY AFFILIATE.]

Item 27.  NUMBER OF CONTRACT OWNERS


          As of January 31, 1998 there were 1,029 contract owners of Separate Account II of National Integrity.


ITEM 28.  INDEMNIFICATION

BY-LAWS OF NATIONAL INTEGRITY. National Integrity's By-Laws provide, in Article VII, as follows:

          7.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

          (a) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director, officer, employee or incorporator of the Company shall be indemnified by the Company;

          (b) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

          (c) the related expenses of any such person in any other of said categories may be advanced by the Company.

BY-LAWS OF ARM SECURITIES: ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

          SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

          SECTION 4.02   INSURANCE.     The Corporation may purchase and
maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

AGREEMENTS. National Integrity and ARM Securities, including each director, officer, and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement filed as Exhibit 3(a) to this Registration Statement. Those sections are incorporated by reference into this response. In addition, National Integrity and ARM Securities, including each director, officer and controlling person of National

Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as
Exhibit 8 to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of National Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

INSURANCE.     The directors and officers of National Integrity and ARM
Securities are insured under a policy, issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  ARM Securities is the principal underwriter for Separate Account
II. ARM Securities also serves as an underwriter for Separate Account I of National Integrity, Separate Accounts I and II of Integrity, and The Legends Fund, Inc. National Integrity is the Depositor of Separate Accounts II, I and VUL.

          (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities, are as follows:



Name and Principal Business Address          Position and Offices with ARM Securities
-----------------------------------          ----------------------------------------
Edward J. Haines                             Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                             Director, Secretary, General Counsel & Compliance
515 West Market Street                       Officer
Louisville, Kentucky  40202

Peter S. Resnik                              Treasurer
515 West Market Street
Louisville, Kentucky  40202


Dale C. Bauman                               Vice President
100 North Minnesota Street
New Ulm, Minnesota  46073

Robert Bryant                                Vice President
1550 East Shaw #120
Fresno, California  93710

Ronald Geiger                                Vice President
100 North Minnesota Street
New Ulm, Minnesota  46073

Barry G. Ward                                Controller
515 West Market Street
Louisville, Kentucky  40202


Michael A. Cochran                           Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                              Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                              Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

Robert L. Maddox                             Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

Cara M. Page                                 Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202


          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by National Integrity at 515 West Market Street, Louisville, Kentucky 40202 or 200 Park Avenue, 20th Floor, New York, New York 10166.


ITEM 31.  MANAGEMENT SERVICES

          The contract under which management-related services are provided to National Integrity is discussed under Part 1 of Part B.


ITEM 32.  UNDERTAKINGS

          The Registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          National Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Integrity.

                                      SIGNATURES



          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 25th day of February, 1998.



                                SEPARATE ACCOUNT II OF
                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Registrant)


                    By:  National Integrity Life Insurance Company
                                     (Depositor)



                        By:   /s/ John R. Lindholm

                        -----------------------------------
                                   John R. Lindholm
                                      President


                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)



                        By:   /s/ John R. Lindholm
                         ----------------------------------
                                   John R. Lindholm
                                      President

                                      SIGNATURES

          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 25th day of February, 1998.

                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)


                        By:    /s/ John R. Lindholm
                        -----------------------------------
                                   John R. Lindholm
                                      President

          As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


       PRINCIPAL EXECUTIVE OFFICER:    /s/ John R. Lindholm
                                -------------------------------------------
                             John R. Lindholm, President
                                   Date:  02/25/98

      PRINCIPAL FINANCIAL OFFICER:   /s/ Edward L. Zeman
                                --------------------------------------------
                      Edward L. Zeman, Executive Vice President-
                                 Chief Financial Officer
                                   Date:  02/25/98

     PRINCIPAL ACCOUNTING OFFICER: /s/ Barry G. Ward
                                ---------------------------------------------
                              Barry G. Ward, Controller
                                   Date:  02/25/98

                                      DIRECTORS:

                                         /s/ Peter R. Vogelsang
------------------------------          -------------------------------------
Edward D. Powers                        Peter R. Vogelsang
Date:  02/25/98                         Date:  02/25/98

  /s/ Kenneth F. Clifford
-----------------------------------     -------------------------------------
Kenneth F. Clifford                     Colin F. Raymond
Date:  02/25/98                         Date:  02/25/98

 /s/ Dudley J. Godfrey, Jr.              /s/ Martin H. Ruby
-----------------------------------     -------------------------------------
Dudley J. Godfrey, Jr.                  Martin H. Ruby
Date:  02/25/98                         Date:  02/25/98

 /s/ Donald B. Henderson, Jr.
-----------------------------------     -------------------------------------
Donald B. Henderson, Jr.                Irwin T. Vanderhoof
Date:  02/25/98                         Date:  02/25/98

   /s/ John R. Lindholm                  /s/ Edward L. Zeman
-----------------------------------     -------------------------------------
John R. Lindholm                        Edward L. Zeman
Date:  02/25/98                         Date:  02/25/98

                                    EXHIBIT INDEX


Exhibit No.
-----------